Execution Copy







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                            THE COLONIAL GROUP, INC.


                                CREDIT AGREEMENT


                           Dated as of April 10, 1998


                             BANKBOSTON, N.A., Agent



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



                                TABLE OF CONTENTS

                                                                                                               PAGE

1.  Definitions; Certain Rules of Construction....................................................................1

2.  The Credits..................................................................................................21
         2.1.  Term Credit A.....................................................................................21
                  2.1.1.  Term Loan A............................................................................21
                  2.1.2.  Term Loan A Notes......................................................................21
         2.2.  Revolving Credit..................................................................................21
                  2.2.1.  Revolving Loan.........................................................................21
                  2.2.2.  Borrowing Requests.....................................................................22
                  2.2.3.  Revolving Note.........................................................................22
         2.3.  Term Credit B.....................................................................................22
                  2.3.1.  Term Loan B............................................................................22
                  2.3.2.  Term Loan B Notes......................................................................23
         2.4.  Application of Proceeds...........................................................................23
                  2.4.1.  Term Loan A............................................................................23
                  2.4.2.  Revolving Loan.........................................................................23
                  2.4.3.  Term Loan B............................................................................23
                  2.4.4.  Specifically Prohibited Applications...................................................23
         2.5.  Nature of Obligations of Lenders to Extend Credit.................................................23
         2.6.  Increase in Stated Maximum Amount of Credit.......................................................23
         2.7.  Option to Extend Maturities.......................................................................24

3.  Interest; Pricing Options; Fees..............................................................................24
         3.1.  Interest..........................................................................................24
         3.2.  Pricing Options...................................................................................25
                  3.2.1.  Election of Pricing Options............................................................25
                  3.2.2.  Notice to Lenders and Company..........................................................25
                  3.2.3.  Selection of Interest Periods..........................................................26
                  3.2.4.  Additional Interest....................................................................26
                  3.2.5.  Change in Applicable Laws, Regulations, etc............................................26
                  3.2.6.  Taxes..................................................................................27
                  3.2.7.  Funding Procedure......................................................................27
         3.3.  Commitment Fees...................................................................................27
         3.4.  Capital Adequacy..................................................................................27
         3.5.  Computations of Interest and Fees.................................................................28

4.  Payment......................................................................................................28
         4.1.  Payment at Maturity...............................................................................28

                  4.1.1.  Term Loan A............................................................................28
                  4.1.2.  Revolving Loan.........................................................................29
                  4.1.3.   Term Loan B...........................................................................29
         4.2.  Contingent Required Prepayments...................................................................29
                  4.2.1.  Excess Credit Exposure.................................................................29
                  4.2.2.  Class B Share Collection Amount........................................................29
         4.3.  Mandatory Prepayment of Term Loan B...............................................................29
         4.4.  Voluntary Prepayments.............................................................................30
         4.5.  Reborrowing; Application of Payments..............................................................30
         4.6.  Payment with Accrued Interest, etc................................................................30

5.  Conditions to Extending Credit...............................................................................30
         5.1.  Conditions on Effective Date......................................................................30
                  5.1.1.  Notes..................................................................................30
                  5.1.2.  Payment of Fees........................................................................30
                  5.1.3.  Legal Opinions.........................................................................30
                  5.1.4.  Guarantees.............................................................................31
                  5.1.5.  Investment Assets Under Management.....................................................31
         5.2.  Conditions to Each Extension of Credit............................................................31
                  5.2.1.  Officer's Certificate..................................................................31
                  5.2.2.  Proper Proceedings.....................................................................31
                  5.2.3.  Legality, etc..........................................................................31

6.  General Covenants............................................................................................32
         6.1.  Taxes and Other Charges; Accounts Payable.........................................................32
                  6.1.1.  Taxes and Other Charges................................................................32
                  6.1.2.  Accounts Payable.......................................................................32
         6.2.  Conduct of Business, etc..........................................................................32
                  6.2.1.  Types of Business......................................................................32
                  6.2.2.  Maintenance of Properties..............................................................32
                  6.2.3.  Compliance with Material Agreements....................................................33
                  6.2.4.  Statutory Compliance...................................................................33
         6.3.  Insurance.........................................................................................34
                  6.3.1.  Business Interruption Insurance........................................................34
                  6.3.2.  Errors and Omissions Insurance.........................................................34
                  6.3.3.  Directors and Officers Insurance.......................................................34
                  6.3.4.  Property Insurance.....................................................................34
                  6.3.5.  Liability Insurance....................................................................34
         6.4.  Financial Statements and Reports..................................................................34
                  6.4.1.  Annual Reports.........................................................................35
                  6.4.2.  Quarterly Reports......................................................................36
                  6.4.3.  Borrowing Base Reports.................................................................37
                  6.4.4.  Other Reports..........................................................................37

                                      -iii-

                  6.4.5.  Notice of Litigation; Notice of Defaults...............................................38
                  6.4.6.  ERISA Reports..........................................................................38
                  6.4.7.  Other Information......................................................................38
         6.5.  Certain Financial Tests...........................................................................39
                  6.5.1.  Consolidated Net Worth.................................................................39
                  6.5.2.  Consolidated Net Income................................................................39
         6.6.  Financing Debt.  .................................................................................39
         6.7.  [Intentionally omitted.]..........................................................................39
         6.8.  Liens.............................................................................................39
         6.9.  Investments and Acquisitions......................................................................41
         6.10.  Distributions....................................................................................41
         6.11.  Merger, Consolidation and Dispositions of Assets.................................................42
         6.12.  Issuance of Stock by Subsidiaries; Subsidiary Distributions; Subsidiary
                  Guarantors.....................................................................................42
                  6.12.1.  Issuance of Stock by Subsidiaries.....................................................42
                  6.12.2.  No Restrictions on Subsidiary Distributions...........................................42
                  6.12.3.  Subsidiary Guarantors.................................................................42
         6.13.  ERISA, etc.......................................................................................43
         6.14.  Maintenance of Fee Structure.....................................................................43

7.  Representations and Warranties...............................................................................43
         7.1.  Organization and Business.........................................................................43
                  7.1.1.  Company................................................................................43
                  7.1.2.  Subsidiaries...........................................................................44
                  7.1.3.  Qualification..........................................................................44
         7.2.  Financial Statements and Other Information; Material Agreements...................................44
                  7.2.1.  Financial Statements and Other Information.............................................44
                  7.2.2.  Material Agreements....................................................................45
                  7.2.3.  Investment Assets Under Management.....................................................46
         7.3.  Changes in Condition..............................................................................46
         7.4.  Class B Shares Systems............................................................................46
         7.5.  Title to Assets...................................................................................46
         7.6.  Licenses, etc.....................................................................................46
         7.7.  Litigation........................................................................................47
         7.8.  Tax Returns.......................................................................................47
         7.9.  Authorization and Enforceability..................................................................47
         7.10.  No Legal Obstacle to Agreements..................................................................48
         7.11.  Defaults.........................................................................................48
         7.12.  Certain Business Representations.................................................................48
                  7.12.1.  Labor Relations.......................................................................48
                  7.12.2.  Antitrust.............................................................................49
                  7.12.3.  Consumer Protection...................................................................49
                  7.12.4.  Certain Other Agreements..............................................................49

                  7.12.5.  Certain Laws..........................................................................49
                  7.12.6.  Burdensome Obligations................................................................49
         7.13.  Pension Plans....................................................................................49
         7.14.  Foreign Trade Regulations; Government Regulation.................................................50
                  7.14.1.  Foreign Trade Regulations.............................................................50
                  7.14.2.  Government Regulation.................................................................50
         7.15.  Disclosure.......................................................................................50

8.  Defaults.....................................................................................................50
         8.1.  Events of Default.................................................................................50
         8.2.  Certain Actions Following an Event of Default.....................................................53
                  8.2.1.  No Obligation to Extend Credit.........................................................53
                  8.2.2.  Specific Performance; Exercise of Rights...............................................53
                  8.2.3.  Acceleration...........................................................................53
                  8.2.4.  Enforcement of Payment; Credit Security; Setoff........................................54
                  8.2.5.  Cumulative Remedies....................................................................54
         8.3.  Annulment of Defaults.............................................................................54
         8.4.  Waivers...........................................................................................54

9.  Expenses; Indemnity..........................................................................................55
         9.1.  Expenses..........................................................................................55
         9.2.  General Indemnity.................................................................................55

10.      Operations..............................................................................................56
         10.1.  Interests in Credits.............................................................................56
         10.2.  Agent's Authority to Act, etc....................................................................56
         10.3.  Company to Pay Agent, etc........................................................................57
         10.4.  Lender Operations for Advances, etc..............................................................57
                  10.4.1.  Advances..............................................................................57
                  10.4.2.  Agent to Allocate Payments, etc.......................................................57
                  10.4.3.  Delinquent Lenders; Nonperforming Lenders.............................................57
         10.5.  Sharing of Payments, etc.........................................................................58
         10.6.  Amendments, Consents, Waivers, etc...............................................................59
         10.7.  Agent's Resignation..............................................................................60
         10.8.  Concerning the Agent.............................................................................60
                  10.8.1.  Action in Good Faith, etc.............................................................60
                  10.8.2.  No Implied Duties, etc................................................................61
                  10.8.3.  Validity, etc.........................................................................61
                  10.8.4.  Compliance............................................................................61
                  10.8.5.  Employment of Agents and Counsel......................................................61
                  10.8.6.  Reliance on Documents and Counsel.....................................................62
                  10.8.7.  Agent's Reimbursement.................................................................62
                  10.8.8.  Agent's Fees..........................................................................62

      10.9.  Rights as a Lender..................................................................................62
         10.10.  Independent Credit Decision.....................................................................62
         10.11.  Indemnification.................................................................................63

11.  Successors and Assigns; Lender Assignments and Participations...............................................63
         11.1.  Assignments by Lenders...........................................................................63
                  11.1.1.  Assignees and Assignment Procedures...................................................63
                  11.1.2.  Terms of Assignment and Acceptance....................................................64
                  11.1.3.  Register..............................................................................65
                  11.1.4.  Acceptance of Assignment and Assumption...............................................65
                  11.1.5.  Federal Reserve Bank..................................................................66
                  11.1.6.  Further Assurances....................................................................66
         11.2.  Credit Participants..............................................................................66

12.  Confidentiality.............................................................................................67

13.  Foreign Persons.............................................................................................67

14.  Notices.....................................................................................................68

15.  Course of Dealing; Amendments and Waivers...................................................................68

16.  Defeasance..................................................................................................69

17.  Venue; Service of Process...................................................................................69

18.  WAIVER OF JURY TRIAL........................................................................................69

19.  General.....................................................................................................70

                                    EXHIBITS


Exhibit 2.1.2       -      Term Loan A Note

Exhibit 2.2.3       -      Revolving Note

Exhibit 2.3.2       -      Term Loan B Note

Exhibit 5.1.4       -      Subsidiary Guarantee

Exhibit 5.2.1       -      Officer's Certificate

Exhibit 6.4.3       -      Fund Reconciliation Report

Exhibit 6.14        -      CDSC Fee Structure

Exhibit 7.1         -      Company and the Subsidiaries

Exhibit 11.1.1      -      Assignment and Acceptance

                            THE COLONIAL GROUP, INC.

                                CREDIT AGREEMENT


         This Credit Agreement, dated as of April 10, 1998 is among The Colonial Group, Inc., a Massachusetts corporation, and the Lenders (as defined below) and BankBoston, N.A., as agent for itself and the other Lenders, and is effective as of the Effective Date. The parties agree as follows:

1. Definitions; Certain Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation," (e) accounting terms not otherwise defined herein shall have the meaning provided under GAAP and (f) terms defined in the UCC and not otherwise defined herein shall have the meaning provided under the UCC. Certain capitalized terms are used in this Agreement as specifically defined as follows:

         1.1. "Accumulated Benefit Obligations" means the actuarial present value of the accumulated benefit obligations under any Plan, calculated in a manner consistent with Statement No. 87 of the Financial Accounting Standards Board.

         1.2. "Affiliate" means, with respect to the Company (or other specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company, and shall include (a) any officer or director or general partner of the Company and (b) any Person of which the Company or any Affiliate (as defined in clause (a) above) of the Company shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests; provided, however, that in any event, Liberty Mutual Insurance Company shall be considered an Affiliate of the Company and the Subsidiaries.

         1.3. "Agent" means BankBoston in its capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to
Section 10.7.

         1.4. "Applicable Margin" means, with respect to any Pricing Option with respect to the Revolving Loan or Term Loan B, the greater of (a) the percentage specified in the table below set forth opposite the S&P's Rating for Liberty Mutual Capital Corporation specified in such table or (b) the percentage specified in the table below set forth opposite the Moody's Rating for Liberty Mutual Capital Corporation specified in such table, in each case as such rating is reported on the third Banking Day prior to the commencement of the Interest Period applicable to such Pricing Option; provided, however, that on and after the Conversion Date the percentages specified in the table below shall increase by 0.125%:

                         S&P's                                                       Moody's
                        Rating                         Percentage                    Rating
                        ------                         ----------                    ------

                   AA- or higher                         0.140%                  Aa3 or higher
                   A+ or higher                          0.160%                  A1 or higher
                   A or higher                           0.205%                  A2 or higher
                   A- or higher                          0.225%                  A3 or higher
                   BBB+ or lower                         0.260%                  Baa1 or lower

         1.5.   "Applicable Rate" means, at any date,

                  (a) with respect to each portion of the Term Loan A subject to a Pricing Option, the sum of (i) 0.225% plus (ii) the Eurodollar Rate with respect to such Pricing Option;

                  (b) with respect to each portion of the Revolving Loan or Term Loan B subject to a Pricing Option, the sum of (i) the Applicable Margin with respect to such Pricing Option plus (ii) the Eurodollar Rate with respect to such Pricing Option; and

                  (c) with respect to each other portion of the Loan, the Base Rate.

         1.6.   "Assignee" is defined in Section 11.1.1.

         1.7.   "Assignment and Acceptance" is defined in Section 11.1.1.

         1.8.   "BankBoston" means BankBoston, N.A.

         1.9. "Banking Day" means any day other than Saturday, Sunday or a day on which banks in Boston, Massachusetts or New York, New York are authorized or required by law or other governmental action to close and, if such term is used with reference to a Pricing Option, any day on which dealings are effected in the Eurodollars in question by first-class banks in the inter-bank Eurodollar markets in New York, New York and at the location of the applicable Eurodollar Office.

         1.10. "Bankruptcy Code" means Title 11 of the United States Code (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.11.  "Bankruptcy Default" means an Event of Default referred to in
Section 8.1.11.

         1.12. "Base Rate" means, on any day, the greater of (a) the rate of interest announced by BankBoston at the Boston Office as its Base Rate or (b) the sum of 1/2% plus the Federal Funds Rate.

         1.13. "Basic Eurodollar Rate" means, as applied to any Interest Period, the rate of interest at which Eurodollar deposits in an amount comparable to the Percentage Interest of BankBoston in the portion of the Loan as to which a Pricing Option has been elected and which have a term corresponding to the Interest Period in question are offered to BankBoston by first class banks in the inter-bank Eurodollar market for delivery in immediately available funds at a Eurodollar Office on the first day of such Interest Period as determined by the Agent at approximately 10:00 a.m. (Boston time) two Banking Days prior to the date upon which the Interest Period in question is to commence, which determination by the Agent shall, in the absence of manifest error, be conclusive.

         1.14. "Boston Office" means the principal banking office of BankBoston in Boston, Massachusetts.

         1.15. "Broker" means any broker, dealer, bank or other person or entity (other than any Subsidiary or any director, officer or employee of the Company or any Subsidiary) that sells or arranges for the sale of Class B Shares and is entitled to receive from the Company or any Subsidiary any commission or other compensation in respect of such sales.

         1.16. "By-laws" means all written by-laws of any Person other than an individual or similar governance documents of such Person, all as from time to time in effect.

         1.17. "Capital Expenditures" means, for any period, amounts added or required to be added to the property, plant and equipment or other fixed assets account on the Consolidated balance sheet of the Company and the Subsidiaries, prepared in accordance with GAAP, in respect of (a) the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, leaseholds and any other real or personal property, (b) to the extent not included in clause (a) above, materials, contract labor and direct labor relating thereto (excluding amounts properly expensed as repairs and maintenance in accordance with GAAP) and (c) software development costs to the extent not expensed.

         1.18. "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

         1.19. "Capitalized Lease Obligations" means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

         1.20.  "Cash Equivalents" means:

                  (a) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation (or equivalently rated by any other nationally recognized rating organization) or issued by any Lender;

                  (b) short-term corporate obligations rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation (or equivalently rated by any other nationally recognized rating organization) or issued by any Lender;

                  (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or (ii) which is subject to a repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (iii) which, in the case of obligations of any state or municipality, is rated AA or better by Moody's Investors Service, Inc. or equivalently rated by any other nationally recognized rating organization; and

                  (d) any mutual fund or other pooled investment vehicle rated AA or better by Moody's Investors Service, Inc. or equivalently rated by any other nationally recognized rating organization which invests principally in obligations described above.

         1.21. "CDSC Funds" means the Funds set forth on Exhibit 6.14, with dealer commissions no more favorable to the Brokers and Redemption Fees and Distribution Fees no more favorable to the shareholders of such Funds than as specified in Exhibit 6.14.

         1.22. "Charter" means the articles of organization, certificate of incorporation, joint venture agreement, partnership agreement, trust indenture or other charter document of any Person other than an individual, each as from time to time in effect.

         1.23. "CISC" means Colonial Investors Service Center, Inc., a Massachusetts corporation, and its successors and assigns.

         1.24. "Class B Share Collection Amount" means, for any period, the sum of Distribution Fees plus Redemption Fees.

         1.25. "Class B New Shares" means Class B Shares sold on or after April 1, 1998.

         1.26. "Class B Old Shares" means Class B Shares sold before April 1, 1998.

         1.27. "Class B Shares" means any shares (or class of shares) of beneficial interest or capital stock of any CDSC Fund, upon the redemption of which a Redemption Fee may be payable at any time, and that are set forth on
Exhibit 6.14.

         1.28. "Closing Date" means the Effective Date and each subsequent date on which any extension of credit is made pursuant to Section 2.

         1.29. "Code" means, collectively, the federal Internal Revenue Code of 1986 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.30. "Colonial Management" means Colonial Management Associates, Inc., a Massachusetts corporation and a Wholly Owned Subsidiary.

         1.31. "Commitment" means, with respect to any Lender, such Lender's Percentage Interest in the obligations to extend the credits contemplated by the Credit Documents.

         1.32. "Commitment Fee Rate" means the greater of (a) the percentage specified in the table below set forth opposite the S&P's Rating for Liberty Mutual Capital Corporation specified in such table or (b) the percentage specified in the table below set forth opposite the Moody's Rating for Liberty Mutual Capital Corporation specified in such table, in each case as such rating is reported on the immediately preceding Payment Date:

                         S&P's                                                       Moody's
                        Rating                       Percentage                      Rating
                        ------                       ----------                      ------
                    AA- or higher                    0.060%                      Aa3 or higher
                    A+ or higher                     0.065%                      A1 or higher
                    A or higher                      0.070%                      A2 or higher
                    A- or higher                     0.075%                      A3 or higher
                    BBB+ or lower                    0.090%                      Baa1 or lower

         1.33. "Commodities Act" means, collectively, the federal Commodities Exchange Act (or any successor statute), the rules and regulations thereunder and the rules and regulations of the Commodity Futures Trading Commission (or any successor), all as from time to time in effect.

         1.34. "Company" means The Colonial Group, Inc., a Massachusetts corporation, and its successors and assigns, including any successor by merger.

         1.35.  "Computation Covenants" means Sections 6.5, 6.9.7 and 6.13.

         1.36. "Consolidated" and "Consolidating," when used with reference to any term, mean that term as applied to the accounts of the Company (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries, as required by GAAP.

         1.37. "Consolidated Contingent Redemption Amount" means, on any date, the aggregate Redemption Fees that would then be payable to the Company and the Subsidiaries if all holders of Class B Shares redeemed such shares on such date.

         1.38. "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and the Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net Income shall not include:

                  (a) the income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary or is merged into or consolidated with the Company or any Subsidiary;

                  (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Company or such Subsidiary in the form of dividends or similar Distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by the Company or any Subsidiary in such Person for the purpose of funding any deficit or loss of such Person;

                  (c) all amounts included in computing such net income (or loss) in respect of the write-up of any asset (and any depreciation and amortization charges resulting from any such write-up of assets) or the retirement of any Indebtedness at less than face value after December 31, 1997;

                  (d)  extraordinary and nonrecurring gains; and

                  (e) any after-tax gains or losses attributable to returned surplus assets of any Plan.

         1.39.  "Consolidated Net Worth" means, at any date, the total of:

                  (a) stockholders' equity of the Company and the Subsidiaries (excluding the effect of any foreign currency translation adjustments and excluding any depreciation and amortization charges resulting from the write-up of any asset after December 31, 1997) determined in accordance with GAAP on a Consolidated basis, minus (b) the amount by which such stockholders' equity has been increased by the write-up of any asset of the Company and the Subsidiaries after December 31, 1997.

         1.40. "Consolidated Revenues" means, for any period, the total revenues of the Company and the Subsidiaries determined in accordance with GAAP on a Consolidated basis.

         1.41. "Consolidated Unreimbursed Sales Commissions" means, for any period, in each case with respect only to Class B New Shares:

                  (a) for the first such period after April 1, 1998 the total of:

                           (i) Prepaid Brokerage Commissions paid by the Company and the Subsidiaries during such period;

                  minus (ii) the sum of Distribution Fees and Redemption Fees received by the Company and the Subsidiaries during such period.

                  (b)  for each subsequent period,

                           (i) Consolidated Unreimbursed Sales Commissions as of
                               the last day of the previous period;

                           plus (ii) Prepaid Brokerage Commissions paid by the Company and the Subsidiaries during such period;

                           minus (iii) the sum of Distribution Fees and Redemption Fees received by the Company and the Subsidiaries during such period.

         1.42. "Conversion Date" means April 9, 1999 or such later date as determined in accordance with Section 2.7.

         1.43.  "Credit Documents" means:

                  (a) this Agreement, the Notes, the letter agreement dated as of April 10, 1998, between the Agent and the Company, the Subsidiary Guarantee and the Liberty Mutual Guarantee, each as from time to time in effect;

                  (b) all financial statements, reports, notices and certificates delivered to any of the Lenders by the Company or any Subsidiary in connection herewith or therewith; and

                  (c) any other present or future agreement or instrument from time to time entered into among the Company, any Subsidiary or any of their respective Affiliates on the one hand, and the Agent or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

         1.44. "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Company, any Subsidiary or any of their Affiliates party to a Credit Document owing to any Lender under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, commitment fees, amounts provided for in Sections 3.2.4, 3.2.6, 3.4 and 9 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (whether accruing before or after a Bankruptcy Default).

         1.45.  "Credit Participant" is defined in Section 11.2.

         1.46. "Default" means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default.

         1.47.  "Delinquency Period" is defined in Section 10.4.3.

         1.48.  "Delinquent Lender" is defined in Section 10.4.3.

         1.49.  "Delinquent Payment" is defined in Section 10.4.3.

         1.50. "Distribution" means, with respect to the Company (or other specified Person):

                  (a) the declaration or payment of any dividend, including dividends payable in shares of capital stock of the Company, on or in respect of any shares of any class of capital stock of the Company;

                  (b) the purchase, redemption or other retirement of any shares of any class of capital stock of the Company (or of options, warrants or other rights for the purchase of such shares), directly, indirectly through a Subsidiary or otherwise;

                  (c) any other distribution on or in respect of any shares of any class of equity of or beneficial interest in the Company;

                  (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Company which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations; and

                  (e) any payment, loan or advance by the Company to, or any other Investment by the Company in, the holder of any shares of any class of capital stock of or equity or interest in the Company or any Affiliate of such holder;

provided, however, that the term "Distribution" shall not include payments in the ordinary course of business in respect of (i) reasonable compensation paid to employees, officers and directors (including pursuant to the Company's Profit-Sharing Plan), (ii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iii) rent paid to or accounts payable for services rendered or goods sold by non-Affiliates or (iv) intercompany accounts payable and real property leases to non-Affiliates.

         1.51. "Distribution Agreement" means any distribution agreement of which a Distribution Plan is a part.

         1.52. "Distribution Fees" means fees (other than Redemption Fees) paid by the CDSC Funds to the Company or any Subsidiary, typically at an annual rate of 0.75% of net asset value attributable to Class B Shares of the CDSC Funds, pursuant to a Distribution Plan, but not including any "service fee" as defined in section 26 of Article III of the Rules of Fair Practice (or any successor provision) of the NASD or any fees remitted by the Company or any Subsidiary to a Broker as concessions, trailing compensation or service fees, typically payable at the annual rate of an additional 0.25% of net asset value of the CDSC Funds.

         1.53. "Distribution Fees Collectible" means, on any date, the aggregate Distribution Fees that would be collected by the Company or any Subsidiary on the total Class B Shares outstanding on such date over the remaining life of the Class B Shares, assuming no redemption of the Class B Shares and assuming no change in the asset value of the Class B Shares in the future.

         1.54. "Distribution Plan" means any plan duly adopted by any CDSC Fund and validly in effect pursuant to Rule 12b-1 under the Investment Company Act (or similar or successor provisions) pursuant to which such CDSC Fund may make payments to the Company or any Subsidiary in connection with the distribution of Class B Shares.

         1.55. "Effective Date" means the date on which all the conditions set forth in Section 5 have been satisfied, which date may not be later than April 10, 1998.

         1.56. "ERISA" means, collectively, the Employee Retirement Income Security Act of 1974 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.57. "ERISA Group Person" means the Company, any Subsidiary and any Person which is a member of the controlled group or under common control with the Company or any Subsidiary within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

         1.58. "Eurodollar Office" means such non-United States office or international banking facility of any Lender as such Lender may from time to time select.

         1.59. "Eurodollar Rate" for any Interest Period means the rate, rounded to the nearest 1/100%, obtained by dividing (a) the Basic Eurodollar Rate for such Interest Period by (b) an amount equal to 1 minus the Eurodollar Reserve Rate; provided, however, that if at any time during such Interest Period the Eurodollar Reserve Rate applicable to any outstanding Pricing Option changes, the Eurodollar Rate for such Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change.

         1.60. "Eurodollar Reserve Rate" means the stated maximum rate (expressed as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender against (a) "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or any successor regulation) applicable to a Pricing Option, (b) any other category of liabilities that includes Eurodollar deposits by reference to which the interest rate on portions of the Loan subject to a Pricing Option is determined, (c) the principal amount of or interest on any portion of the Loan subject to a Pricing Option or (d) any other category of extensions of credit, or other assets, that includes portions of the Loan subject to a Pricing Option by a non-United States office of any of the Lenders to United States residents.

         1.61. "Eurodollars" means, with respect to any Lender, deposits of United States Funds in a non-United States office or an international banking facility of such Lender.

         1.62. "Event of Default" means each of (a) the events referred to as Events of Default in Section 8.1 and (b) the events described in Sections 3(a) through 3(f) of the Liberty Mutual Guarantee.

         1.63. "Exchange Act" means, collectively, the federal Securities Exchange Act of 1934 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.64. "Executive Officer" means the chief executive officer, chief operating officer or president of the Company (or other specified Person) or any vice president of the Company who is not a Financial Officer.

         1.65. "Federal Funds Rate" means, for any day, (a) the rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, as determined by the Agent using any reasonable means of determination. Each determination by the Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

         1.66.  "Final Term Loan A Maturity Date" means April 9, 1999.

         1.67. "Final Term Loan B Maturity Date" means April 9, 2004 or such later date as determined in accordance with Section 2.7.

         1.68. "Financial Officer" means the chief financial officer, treasurer or assistant treasurer of the Company (or other specified Person) or a vice president whose primary responsibility is for the financial affairs of the Company.

         1.69.  "Financing Debt" means:

                  (a)  Indebtedness in respect of borrowed money;

                  (b) Indebtedness evidenced by notes, debentures or similar instruments;

                  (c)  Indebtedness in respect of Capitalized Leases;

                  (d) Indebtedness in respect of the deferred purchase price of assets (other than normal trade accounts payable in the ordinary course of business);

                  (e) Indebtedness in respect of mandatory redemption or dividend rights on capital stock (or other equity);

                  (f)  Indebtedness in respect of unfunded pension liabilities;
         and

                  (g) Indebtedness in respect of financial Guarantees and letters of credit.

         1.70. "Foreign Trade Regulations" means, collectively and as from time to time in effect (including any successor statutes or regulations), (a) any act that prohibits or restricts, or empowers the President or executive agencies of the United States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 15 C.F.R. Parts 730 et seq., 22 C.F.R. Parts 120-130 and 31 C.F.R. Parts 500 et seq. and (c) any order, regulation, ruling, interpretation, direction, instruction or notice relating to any of the foregoing.

         1.71. "Fund" means (a) with respect to any Trust that has more than one portfolio, the individual portfolios, interests in which are represented by series of shares of beneficial interest or capital stock of each Trust having series, for which portfolio the Company or any of its Subsidiaries provides investment advisory services pursuant to Investment Advisory Contracts and (b) with respect to any Trust that does not have more than one portfolio, such Trust.

         1.72. "GAAP" means generally accepted accounting principles, as defined by the United States Financial Accounting Standards Board, as from time to time in effect; provided, however, that for purposes of compliance with Section 6 (other than Section 6.4) and the related definitions, "GAAP" means such principles as in effect on December 31, 1997 as applied by the Company and the Subsidiaries in the preparation of the December 31, 1997 financial statements previously furnished to the Agent, and consistently followed, without giving effect to any subsequent changes therein other than changes consented to in writing by the Required Lenders.

         1.73. "Guarantee" means, with respect to the Company (or other specified Person):

                  (a) any guarantee by the Company of the payment or performance of, or any contingent obligation by the Company in respect of, any Indebtedness or other obligation of any other Person;

                  (b) any other arrangement whereby credit is extended to a Person on the basis of any promise or undertaking of the Company (including any "comfort letter" or "keep well agreement" written by the Company to a creditor or prospective creditor of such Person) to (i) pay the Indebtedness of such Person, (ii) purchase an obligation owed by such Person, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such Person, in each case whether or not such arrangement is disclosed in the balance sheet of the Company or referred to in a footnote thereto;

                  (c) any liability of the Company as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

                  (d) any liability of the Company as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture; and

                  (e) reimbursement obligations with respect to letters of credit, surety bonds and other financial guarantees;

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the amount which should be carried on the balance sheet of the obligor whose obligations were guaranteed in respect of such obligations (but without giving effect to any limitations on recourse against such obligor), determined in accordance with GAAP.

         1.74. "Guarantor" means any Subsidiary from time to time party to the Subsidiary Guarantee as a Guarantor thereunder.

         1.75. "Inactive Subsidiary" means any Subsidiary that conducts no business and which has total assets with a fair market value (or book value, if greater) of less than $25,000.

         1.76. "Indebtedness" means all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including:

                  (a) liabilities secured by any Lien existing on property owned or acquired by the Company or any Subsidiary, whether or not the liability secured thereby shall have been assumed;

                  (b)  Capitalized Lease Obligations;

                  (c) mandatory redemption, repurchase or dividend obligations with respect to capital stock (or other evidence of beneficial interest); and

                  (d) all endorsements in respect of Indebtedness of others.

         1.77.  "Indemnified Party" is defined in Section 9.2.

         1.78. "Interest Period" means any period, selected as provided in Sections 3.2.1 and 3.2.3, of one or four weeks or one, two, three or six months, commencing on any Banking Day and ending on the corresponding day in the subsequent calendar week or the corresponding date in the subsequent calendar month so indicated (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject to Section 3.2.4, if any Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such Interest Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in the inter-bank Eurodollar market with respect to Eurodollar deposits at the applicable Eurodollar Office, which determination by the Agent shall, in the absence of manifest error, be conclusive.

         1.79. "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap or other contractual arrangement protecting a Person against increases in variable interest rates on Financing Debt.

         1.80. "Investment" means, with respect to the Company (or other specified Person):

                  (a) any share of capital stock, evidence of Indebtedness or other security issued by any other Person;

                  (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

                  (c) any acquisition of all or any part of the business of any other Person or the assets comprising such business or part thereof;

                  (d)  any commitment or option to make any Investment; and

                  (e) any other similar investment.

         The investments described in the foregoing clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include (i) current trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (ii) advances and prepayments to suppliers for property leased, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company or any Subsidiary or as security for any such Indebtedness or claim or (v) demand deposits in banks or trust companies.

         In determining the amount of outstanding Investments for purposes of
Section 6.9:

                  (1) the amount of any Investment (other than Investments referred to in the following clause (2) or (3)) shall be the cost thereof minus any returns of capital on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

                  (2) the amount of any Investment in respect of a commitment or option to make a purchase shall be the amount of any nonrefundable down payment or acquisition price plus the amount of any additional fixed payment obligation;

                  (3) the amount of any Investment in respect of a Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations guaranteed (whether or not such obligations are outstanding at the time of computation);

                  (4) the amount of any Investment in respect of a purchase described in clause (c) above shall be increased by the amount of any Indebtedness assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Indebtedness is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

                  (5) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

         1.81. "Investment Advisers Act" means, collectively, the federal Investment Advisers Act of 1940 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.82. "Investment Advisory Contracts" means binding written contractual agreements under which the Company or any of its Subsidiaries provides investment advisory services to a Fund or Trust under the Investment Company Act or the Investment Advisers Act.

         1.83. "Investment Company Act" means, collectively, the federal Investment Company Act of 1940 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.84. "Legal Requirement" means any requirement imposed upon any of the Lenders by any law of the United States of America or any jurisdiction in which any Eurodollar Office is located or by any regulation, order, interpretation, ruling or official directive of the Board of Governors of the Federal Reserve System or any other board or governmental or administrative agency of the United States of America, of any jurisdiction in which any Eurodollar Office is located, or of any political subdivision of any of the foregoing. Any requirement imposed by any such regulation, order, ruling or official directive not having the force of law shall be deemed to be a Legal Requirement if any of the Lenders reasonably believes that compliance therewith is in the best interest of such Lender.

         1.85. "Lenders" means the Agent and the other Persons owning a Percentage Interest in the Credit Obligations or having a Commitment and their respective Assignees permitted by Section 11.1.

         1.86. "Lending Officer" means such officers or employees of the Agent as from time to time designated by it in writing to the Company.

         1.87. "LFII" means Liberty Financial Investments, Inc., a Massachusetts corporation and a Wholly Owned Subsidiary.

         1.88. "Liberty Mutual Guarantee" means the Guarantee dated as of April 10, 1998, as amended, modified and in effect from time to time, among the Company, Liberty Mutual Insurance Company and the Agent.

         1.89. "Lien" means, with respect to the Company (or any other specified Person):

                  (a) Any encumbrance, mortgage, pledge, lien, charge or security interest of any kind upon any property or assets of the Company, whether now owned or hereafter acquired, or upon the income or profits therefrom.

                  (b) Any arrangement or agreement which prohibits the Company from creating encumbrances, mortgages, pledges, liens, charges or security interests.

                  (c) The acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease).

                  (d) The sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of the Company, with or without recourse.

                  (e) The transfer of any tangible property or assets for the purpose of subjecting such items to the payment of Indebtedness in priority to payment of the general creditors of the Company.

                  (f) The existence for a period of more than 90 consecutive days of any Indebtedness against the Company which if unpaid would by law or upon a Bankruptcy Default be given any priority over general creditors.

         1.90. "Loan" means each of the Revolving Loan and the Term Loans.

         1.91. "Margin Stock" means "margin stock" within the meaning of Regulation G, T, U or X (or any successor provisions) of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, all as from time to time in effect.

         1.92. "Material Adverse Change" means a material adverse change since December 31, 1997 in the business, assets, financial condition or prospects of the Company (on an individual basis) or the Company and the Subsidiaries (on a Consolidated basis) (or any other specified Persons), whether as a result of:

                  (a) general economic conditions affecting the mutual fund industry,

                  (b)  fire, flood or other natural calamities,

                  (c) regulatory changes, judicial decisions, war or other governmental action,

                  (d) termination of the Company's or any Subsidiary's status as a registered investment adviser under the Investment Advisers Act or, on an involuntary basis, under the laws of states material to the Company or such Subsidiary's business,

                  (e) involuntary termination of the status of the Company or any Subsidiary as a registered broker/dealer in good standing under the Exchange Act or laws of states material to the Company's or such Subsidiary's business, or as a member of the NASD in good standing,

                  (f) termination of the qualification of any Trust or Fund as a regulated investment company taxed under the rules of subchapter M of the Code (other than as a result of merger or other voluntary termination of any Trust or Fund),

                  (g) the issuance by the Securities and Exchange Commissions of a stop order suspending the effectiveness of a Trust's or Fund's registration statement under the Securities Act,

                  (h) suspension or termination of the registration or approval of the Company or any Subsidiary under the Commodities Act, or

                  (i) any other event or development, whether or not related to those enumerated above.

         1.93.  "Material Agreements" is defined in Section 7.2.2.

         1.94.  "Maximum Amount of Credit" means, on any date, the least of:

                  (a)  the Stated Maximum Amount of Credit;

                  (b) the Consolidated Unreimbursed Sales Commissions for Class B New Shares as reported for the most recent month for which such report is required to be furnished to the Lenders in accordance with
         Section 6.4.3;

                  (c) the Consolidated Contingent Redemption Amount for Class B New Shares as reported for the most recent month for which such report is required to be furnished to the Lenders in accordance with Section 6.4.3;

                  (d) the Distribution Fees Collectible for Class B New Shares as reported for the most recent month for which such report is required to be furnished to the Lenders in accordance with Section 6.4.3; and

                  (e) to the extent less than the Maximum Amount of Credit then in effect, such amount (in a minimum amount of $10,000,000 and an integral multiple of $1,000,000) specified by irrevocable notice from the Company to the Lenders.

         1.95. "Multiemployer Plan" means any Plan that is a "multiemployer plan" as defined in section 4001(a)(3) of ERISA.

         1.96. "Moody's Rating" means, at any time, the rating issued by Moody's Investors Service, Inc. (or any successor thereto) with respect to the senior unsecured debt of Liberty Mutual Capital Corporation.

         1.97. "NASD" means The National Association of Securities Dealers, Inc. (or any successor self-regulatory organization).

         1.98.  "Nonperforming Lender" is defined in Section 10.4.3.

         1.99.  "Notes" means the Revolving Notes and the Term Notes.

         1.100. "Payment Agreement" is defined in Section 7.2.2.

         1.101. "Payment Date" means the last Banking Day of each March, June, September and December occurring after the Effective Date.

         1.102. "PBGC" means the Pension Benefit Guaranty Corporation or any successor entity.

         1.103.  "Percentage Interest" is defined in Section 10.1.

         1.104.  "Performing Lender" is defined in Section 10.4.3.

         1.105. "Person" means any present or future natural person or any corporation, association, partnership, joint venture, company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

         1.106. "Plan" means, at any time, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such time.

         1.107. "Prepaid Brokerage Commissions" means commissions or other selling compensation paid or payable by the Company or any Subsidiary to Brokers in respect of sales of Class B Shares at the respective commission rates for each CDSC Fund set forth in Exhibit 6.14 without giving effect to any increases permitted in the ordinary course of business under Section 6.14 or otherwise.

         1.108. "Pricing Options" means the options granted pursuant to Section
3.2.1 to have the interest on any portion of the Loan computed on the basis of a Eurodollar Rate.

         1.109. "Prior Credit Agreement" means the Credit Agreement dated as of May 5, 1993, as amended and restated as of December 17, 1993 and as in effect prior to the Effective Date, among the Company, the Lenders and BankBoston, N.A., as agent for itself and the other Lenders.

         1.110. "Qualified Institutional Buyer" means:

                  (a) a duly authorized domestic bank, savings and loan association, registered investment company, registered investment adviser or registered dealer, acting for its own account or the accounts of other Qualified Institutional Buyers, which in the aggregate owns and invests on a discretionary basis at least $100 million in securities and (if a bank or savings and loan association) which has a net worth of at least $25 million; or

                  (b) a foreign bank or savings and loan association or equivalent institution, acting for its own account or the account of other Qualified Institutional Buyers, which in the aggregate owns and invests on a discretionary basis at least $100 million in securities and has a net worth of at least $25 million; or

                  (c) any other entity which also constitutes a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         1.111. "Redemption Fee" means any amount that is or may be payable to the Company or any Subsidiary or to any Fund by any holder of Class B Shares in such capacity upon redemption of all or a portion of the Class B Shares.

         1.112.  "Register" is defined in Section 11.1.3.

         1.113. "Required Lenders" means, with respect to any consent or other action to be taken by the Agent or the Lenders under the Credit Documents, such Lenders as own at least the portion of the Percentage Interests required by
Section 10.6 with respect to such consent or other action.

         1.114. "Revolving Loan" is defined in Section 2.2.1.

         1.115. "Revolving Note" is defined in Section 2.2.3.

         1.116. "S&P's Rating" means, at any time, the rating issued by Standard & Poor's Ratings Group (or any successor thereto) with respect to the senior unsecured debt of Liberty Mutual Capital Corporation.

         1.117. "Securities Act" means, collectively, the federal Securities Act of 1933 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

         1.118. "Stated Maximum Amount of Credit" means (i) $40,000,000 or (ii) such greater amount up to $60,000,000 as determined in accordance with Section 2.6.

         1.119. "Subsidiary" means any Person of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

         1.120. "Subsidiary Guarantee" means the guarantee of the Credit Obligations in substantially the form of Exhibit 5.1.4 from CISC and any other Subsidiaries (other than Inactive Subsidiaries) that are not broker/dealers for purposes of the Exchange Act to the Agent for the benefit of the Lenders.

         1.121. "Tax" means any tax, levy, duty, deduction, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to (i) any Eurodollar deposit which was used (or deemed by Section 3.2.6 to have been used) to fund any portion of the Loan subject to a Pricing Option,
(ii) any portion of the Loan subject to a Pricing Option funded (or deemed by Section 3.2.6 to have been funded) with the proceeds of any such Eurodollar deposit, (iii) the principal amount of or interest on any portion of the Loan subject to a Pricing Option or (iv) funds transferred from a non-United States office or an international banking facility of such Lender to a United States office of such Lender in order to fund (or deemed by Section 3.2.6 to have funded) a portion of the Loan subject to a Pricing Option; provided, however, that the term "Tax" shall not include (1) taxes imposed upon or measured by the net income of such Lender, (2) taxes which would have been imposed even if no provision for Pricing Options appeared in this Agreement or (3) amounts required to be withheld by such Lender from payments of interest to Persons from whom Eurodollar deposits were purchased by such Lender.

         1.122. "Term Loan A" is defined in Section 2.1.1.

         1.123. "Term Loan B" is defined in Section 2.3.1.

         1.124. "Term Loans" means Term Loan A and Term Loan B.

         1.125. "Term Loan A Note" is defined in Section 2.1.2.

         1.126. "Term Loan B Note" is defined in Section 2.3.2.

         1.127. "Term Notes" means each of the Term Loan A Notes and the Term Loan B Notes.

         1.128. "Trust" means each registered investment company under the Investment Company Act for which the Company or any of its Subsidiaries provides investment advisory services pursuant to Investment Advisory Contracts and for which the Company or any Subsidiary is the principal underwriter.

         1.129. "UCC" means the Uniform Commercial Code, as in effect from time to time in The Commonwealth of Massachusetts.

         1.130. "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares) is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

20  The Credits.

         2.1.   Term Credit A.

                  2.1.1. Term Loan A. Subject to all the terms and conditions of this Agreement and so long as no Default exists, on the Effective Date the Lenders will lend to the Company as a term loan, in accordance with their respective Percentage Interests, the aggregate principal amount of $18,000,000. The aggregate principal amount of the loan made pursuant to this Section 2.1.1 at any time outstanding is referred to as "Term Loan A".

                  2.1.2. Term Loan A Notes. Term Loan A shall be made at the Boston Office by crediting the amount of such loan to the general account of the Company with the Agent against delivery to the Agent of the separate term notes of the Company in substantially the form of
         Exhibit 2.1.2 (each a "Term Loan A Note") payable to the respective Lenders. The Term Loan A Note issued to each Lender shall be in a principal amount equal to such Lender's Percentage Interest in Term Loan A. In connection with Term Loan A, the Company shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1, together with any other documents required by Section 5.

         2.2.   Revolving Credit.

                  2.2.1. Revolving Loan. Subject to all of the terms and conditions of this Agreement and so long as no Default exists, the Lenders, in accordance with their respective Percentage Interests, will make loans to the Company in an aggregate principal amount requested in accordance with Section 2.2.2, but not to exceed at any time outstanding the Maximum Amount of Credit. The Maximum Amount of Credit shall be calculated based on the following information with respect to the Class B New Shares as of the respective dates referred to below: (i) on the Consolidated Unreimbursed Sales Commissions as of the most recently ended month as reported in accordance with Section 6.4.3(a); (ii) on the Consolidated Contingent Redemption Amount as of the most recently ended month as reported in accordance with Section 6.4.3(b); and (iii) on the Distribution Fees Collectible as of the most recently ended month as reported in accordance with Section 6.4.3(b); provided, however, that in each case the calculation of such amounts shall not be made more than 31 days prior to the date of such calculation. The aggregate principal amount of the loans made pursuant to this Section 2.1 from time to time outstanding is referred to as the "Revolving Loan."

                  2.2.2. Borrowing Requests. Loans will be made to the Company by the Lenders under this Section 2.1 in any month prior to the Conversion Date as requested by the Company on the earlier of the following days, provided that the statements required by Section 6.4.3 are received by the Lenders prior to the time of borrowing on such day:
         (i) the sixth Banking Day of such month or (ii) the day of such month when the statements are received by the Lenders. Not later than 12:00 p.m. (Boston time) on the same Banking Day (third Banking Day if any portion of such loan will be subject to a Pricing Option on the requested Closing Date) of each requested Closing Date for any such loan, the Company will give the Agent notice of its request for a loan (which may be given by a telephone call received by a Lending Officer and promptly confirmed in writing), specifying (a) the amount of the requested loan (not less than $1,000,000 and an integral multiple of $500,000) and (b) the requested Closing Date therefor. Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Company with the Agent, or as the Company may otherwise direct. In connection with each such loan, the Company shall furnish to the Agent a certificate dated the applicable Closing Date in substantially the form of Exhibit 5.2.1, together with any other documents required by Section 5.

                  2.2.3. Revolving Note. The Revolving Loan shall be evidenced by the separate revolving notes of the Company in substantially the form of Exhibit 2.1.3 (each a "Revolving Note") payable to the respective Lenders in an amount equal to such Lender's Percentage Interest in the Revolving Loan. Each Lender shall keep a record of the date and amount of (a) each loan made by such Lender pursuant to this
         Section 2.1 and (b) each payment of principal made to such Lender on the Revolving Loan pursuant to Section 4. Prior to any transfer of any Revolving Note, the Lender holding such Revolving Note shall record on a schedule thereto appropriate notations evidencing such dates and amounts; provided, however, that the failure of any Lender to make any such recordation shall not affect the obligations of the Company under this Agreement, the Revolving Notes or any other Credit Document.

         2.3.   Term Credit B.

                  2.3.1. Term Loan B. Subject to all the terms and conditions hereof and so long as no Default exists, on the Conversion Date the Lenders will lend to the Company as a term loan, in accordance with their respective Percentage Interests, an aggregate amount equal to the principal amount of the Revolving Loan outstanding on such date, which shall not in any event exceed the Maximum Amount of Credit. The aggregate principal amount of the loans made pursuant to this Section
         2.3.1 at any time outstanding is referred to as "Term Loan B."

                  2.3.2. Term Loan B Notes. The Term Loan B shall be made at the Boston Office by crediting the amount of such loan to the Revolving Loan against delivery to the Agent of the separate term notes of the Company in substantially the form of Exhibit 2.3.2 (each a "Term Loan B Note") payable to the respective Lenders. The Term Loan B Note sent to each Lender shall be in a principal amount equal to such Lender's respective Percentage Interest in Term Loan B. In connection with the Term Loan B, the Company shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1, together with any other documents required by Section 5. Upon issuance of the Term Loan B Notes in accordance with this Section 2.2, the Revolving Notes shall be deemed to be canceled.

         2.4.   Application of Proceeds.

                  2.4.1. Term Loan A. The Company will apply the proceeds of Term Loan A to prepay the Revolving Loan under the Prior Credit Agreement.

                  2.4.2. Revolving Loan. Subject to Section 2.4.4, the Company will apply the proceeds of the Revolving Loan only to pay Prepaid Brokerage Commissions for sales of Class B New Shares.

                  2.4.3. Term Loan B. The Company will apply the proceeds of the Term Loan B solely as provided in Section 2.3.2.

                  2.4.4. Specifically Prohibited Applications. The Company will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to this Agreement to purchase or to carry Margin Stock or to any transaction prohibited by the Foreign Trade Regulations, by other Legal Requirements applicable to the Lenders or by the Credit Documents.

         2.5. Nature of Obligations of Lenders to Extend Credit. The Lenders' obligations under this Agreement to make Term Loan A, the Revolving Loan or Term Loan B are several and are not joint or joint and several. If any Lender shall fail to perform its obligations to extend any such credit, the amount of the commitment of the Lender so failing to perform may be assumed by the other Lenders, in their sole discretion, in such proportions as such Lenders may agree among themselves and the Percentage Interests of each other Lender shall be appropriately adjusted, but such assumption and adjustment shall not relieve the Lenders from any of their obligations to make any such extension of credit or to repay any Delinquent Payment required by Section 10.4.3.

         2.6.   Increase in Stated Maximum Amount of Credit.

                  The Company may elect, on any one occasion prior to the Conversion Date, to increase the Stated Maximum Amount of Credit to an amount (in integral multiples of $10,000,000) up to $60,000,000, provided that, at the time of the Agent's receipt of such request, no Default or Event of Default shall exist. Such election shall be made in writing to the Agent which shall, in turn, promptly deliver a copy thereof to each Lender. Upon receipt of the Company's election to increase the Stated Maximum Amount of Credit, any Lender may (but is not obligated to) elect to increase its maximum principal amount in the Loan set forth in Section 10.1 and, with the written consent of the Agent (such consent not to be unreasonably withheld), any one or more additional banks or financial institutions may become Lenders by undertaking any portion of such increase in the Stated Maximum Amount of Credit. If, and to the extent that, existing Lenders and acceptable additional banks or other financial institutions are not willing to undertake such increase in the Stated Maximum Amount of Credit in the amount elected by the Company, the Stated Maximum Amount of Credit shall not be increased. On and as of the date upon which an increase in the Stated Maximum Amount of Credit pursuant to this Section shall become effective, each Lender increasing its maximum principal amount in the Loan set forth in
Section 10.1 and each new Lender undertaking any portion of such increase shall pay to the Agent, for the account of the Lenders, an amount specified by the Agent that shall be required, upon distribution of such amounts by the Agent to the Lenders, to cause the outstanding principal balance of each Lender's Revolving Credit loans to be equal to such Lender's Percentage Interest in all outstanding Revolving Credit loans. Upon any such increase in the Stated Maximum Amount of Credit pursuant to this Section, (i) the Company will duly execute and deliver to each new Lender a Revolving Note, and (ii) the Agent will deliver to each Lender a revised Section 10.1 to this Agreement reflecting the maximum principal amount in the Loan and Percentage Interests of the Lenders after giving effect to such increase.

         2.7. Option to Extend Maturities. So long as no Default exists, the Company may request by notice to each Lender delivered no later than 90 days prior to the Conversion Date that the Conversion Date be extended for a 364-day period, commencing on the date the Lenders grant such request, and that the Final Term Loan B Maturity Date be extended to the fifth anniversary of the new Conversion Date. The Lenders shall inform the Company by written notice delivered no later than 60 days prior to the Conversion Date whether the Lenders will grant such request. In no event shall the Conversion Date and the Final Maturity Date be extended without the written consent of each Lender in its sole discretion.

3.  Interest; Pricing Options; Fees.

         3.1. Interest. The Loan shall accrue and bear daily interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the Loan, the Company will, on each Payment Date, pay the accrued and unpaid interest on the portion of the Loan which was not subject to a Pricing Option. On the last day of each Interest Period or on any earlier termination of any Pricing Option, the Company will pay the accrued and unpaid interest on the portion of the Loan which was subject to the Pricing Option which expired or terminated on such date; provided, however, that in the case of any Interest Period longer than three months, the Company will also pay the accrued and unpaid interest on the portion of the Loan subject to the Pricing Option having such Interest Period on the Banking Day constituting the 90th day after the commencement of such Interest Period (or if such day is not a Banking Day, the Banking Day immediately preceding such 90th day). On any stated or accelerated maturity of the Loan, the Company will pay all accrued and unpaid interest on the Loan, including any accrued and unpaid interest on such portion of the Loan which is subject to a Pricing Option. In addition, the Company will on demand pay daily interest on any overdue installments of principal and, to the extent not prohibited by applicable law, on any overdue installments of interest and fees owed under any Credit Document at a rate per annum which equals the sum of 2% plus the highest Applicable Rate then in effect. All payments of interest hereunder shall be made to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests.

         3.2.   Pricing Options.

                  3.2.1. Election of Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Company may from time to time, by irrevocable notice to the Agent received not less than three Banking Days prior to the commencement of the Interest Period selected in such notice, elect to have such portion of the Loan as the Company may specify in such notice accrue and bear daily interest during the Interest Period so selected at the Applicable Rate computed on the basis of the Eurodollar Rate. No such election shall become effective if, prior to the commencement of any such Interest Period, the Agent determines that (a) the electing or granting of the Pricing Option in question would violate a Legal Requirement or
         (b) Eurodollar deposits in an amount comparable to the principal amount of the Loan as to which such Pricing Option has been elected and which have a term corresponding to the proposed Interest Period are not readily available in the inter-bank Eurodollar market for delivery at any Eurodollar Office or, by reason of circumstances affecting such market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed Interest Period. For purposes of determining ready availability of Eurodollar deposits with respect to a proposed Interest Period, such Eurodollar deposits shall not be deemed readily available if any Lender shall have advised the Agent by telephone, confirmed in writing, at or prior to noon (Boston time) on the second Banking Day prior to the commencement of such proposed Interest Period that, based upon the knowledge of such Lender of the Eurodollar market and after reasonable efforts to determine the availability of such Eurodollar deposits, such Lender reasonably anticipates that Eurodollar deposits in an amount equal to the respective Percentage Interest of such Lender in the portion of the Loan as to which such Pricing Option has been elected and which have a term corresponding to the Interest Period in question will not be offered in the Eurodollar market to such Lender at a rate of interest that does not exceed the Basic Eurodollar Rate.

                  3.2.2. Notice to Lenders and Company. The Agent will promptly inform each Lender (by telephone or otherwise) of each notice received by it from the Company pursuant to Section 3.2.1 and of the Interest Period specified in such notice. Upon determination by the Agent of the Eurodollar Rate for such Interest Period or in the event that no such election shall become effective, the Agent will promptly notify the Company and each Lender (by telephone or otherwise) of the Eurodollar Rate so determined.

                  3.2.3. Selection of Interest Periods. Interest Periods shall be selected so that:

                  (a the minimum portion of the Loan subject to any Pricing Option shall be $1,000,000 and an integral multiple of $500,000;

                  (b no more than 10 Pricing Options shall be outstanding at any one time; and

                  (c no Interest Period with respect to any part of the Loan subject to a Pricing Option shall expire later than the Final Maturity Date.

         If on the Conversion Date all or any portion of the Revolving Loan is subject to one or more effective Pricing Options, then each such Pricing Option shall apply to an equal amount of the Term Loan until the expiration of the Interest Period for such Pricing Option.

                  3.2.4. Additional Interest. If any portion of the Loan which is subject to a Pricing Option is repaid, or any Pricing Option is terminated for any reason, on a date which is prior to the last Banking Day of the Interest Period applicable to such Pricing Option, the Company will pay to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests, in addition to any amounts of interest otherwise payable hereunder, an amount equal to daily interest for the unexpired portion of such Interest Period on the portion of the Loan so repaid, or as to which a Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the Applicable Rate calculated on the basis of the rate applicable to such Pricing Option minus (b) the rate of interest obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date approximating the last Banking Day of such Interest Period. For purposes of this Section 3.2.4, if any portion of the Loan which was to have been subject to a Pricing Option is not outstanding on the first day of the Interest Period applicable to such Pricing Option other than for reasons described in Section 3.2.1 or the failure to advance funds by a Delinquent Lender, the Company shall be deemed to have terminated such Pricing Option. The determination by the Agent of such amount of interest shall, in the absence of manifest error, be conclusive.

                  3.2.5. Change in Applicable Laws, Regulations, etc. If any Legal Requirement shall prevent any Lender from funding through the purchase of deposits any portion of the Loan subject to a Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated hereby, (a) the Agent may by notice to the Company terminate all of the affected Pricing Option, (b) the portion of the Loan subject to such terminated Pricing Option shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the Company shall make any payment required by
         Section 3.2.4.

                  3.2.6. Taxes. If (a) any Lender shall be subject to any Tax or
         (b) the Company shall be required to withhold or deduct any Tax, the Company will on demand by the Agent or such Lender, accompanied by the certificate referred to below, pay to the Agent for such Lender's account such additional amount as is necessary to enable such Lender to receive net of any Tax the full amount of all payments of principal of, interest on and fees payable pursuant to a Credit Document. Each Lender agrees that if, after the payment by the Company of any such additional amount, any amount identifiable as a part of any Tax related thereto is subsequently recovered or used as a credit by such Lender, such Lender shall reimburse the Company to the extent of the amount so recovered or used. A certificate of an officer of such Lender setting forth the amount of such Tax or recovery or use and the basis therefor shall, in the absence of manifest error, be conclusive.

                  3.2.7. Funding Procedure. The Lenders may fund any portion of the Loan subject to a Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Loan subject to a Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Loan and the amounts payable under Sections 3.2.4 and 3.2.6, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Loan through the purchase of deposits in such amount with a maturity the same as the applicable Interest Period relating thereto and through the transfer of such deposits from an office of such Lender having the same location as the applicable Eurodollar Office to one of such Lender's offices in the United States of America.

         3.3. Commitment Fees. In consideration of the Lenders' commitments to make extensions of credit provided for in Section 2, while such commitments are outstanding, the Company will pay to the Agent for the account of the Lenders in accordance with their respective Percentage Interests, in arrears on (a) each Payment Date on or prior to the Conversion Date and (b) the Conversion Date, an amount equal to daily interest, computed at the Commitment Fee Rate, on the Stated Maximum Amount of Credit.

         3.4. Capital Adequacy. If any Lender shall have determined that (a) compliance by such Lender with any applicable law, governmental rule, regulation or order regarding capital adequacy of banks or bank holding companies, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender could have achieved but for such compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such compliance and assuming that such Lender's capital was fully utilized prior to such compliance) by an amount deemed by such Lender to be material, or (b) any change in any Legal Requirement after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan, (ii) impose a cost on such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, its portion of the Loan, or (iii) require such Lender to make any payment on or calculated by reference to the gross amount of any amount received by such Lender under any Credit Document, then, in the case of clause (a) or (b), the Company will on demand by the Agent, accompanied by the certificate referred to below, pay to the Agent from time to time as specified by such Lenders as are so affected such additional amounts as shall be sufficient to compensate such Lenders for such reduced return, reduction, increased cost or payment together with interest on each such amount from five Banking Days after the date demanded until payment in full thereof at the rate of interest on overdue installments of principal provided in
Section 3.1. A certificate of an officer of any such Lender setting forth the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods to allocate any increased costs in good faith on a reasonably equitable basis. The Company may at its option elect to seek a substitute Lender (which may be one or more of the Lenders and which shall be reasonably satisfactory to the Required Lenders other than the Lender demanding such compensation) to purchase the portion of the Loan then held by, and to assume the Commitments hereunder of, such Lender. Until such substitution shall be consummated, the Company shall continue to pay to such Lender being replaced any amounts required by this Agreement, including this Section 3.4. Upon any such substitution, the Company (or such substitute Lender, as applicable) shall pay to such Lender being replaced all principal, interest and other amounts accrued or owing to such Lender hereunder through the date of substitution.

         3.5. Computations of Interest and Fees. For purposes of this Agreement, interest and commitment fees (and any amount expressed as interest or such fees) shall be computed on a daily basis and (a) with respect to any portion of the Loan subject to a Pricing Option, on the basis of a 360-day year and (b) with respect to fees or any other portion of the Loan, on the basis of a 365- or 366-day year, as the case may be.

4.  Payment.

         4.1.   Payment at Maturity.

                  4.1.1. Term Loan A. On the Final Term Loan A Maturity Date or any accelerated maturity of Term Loan A, the Company will pay to the Agent for the account of the Lenders an amount equal to Term Loan A then due, together with all accrued and unpaid interest thereon and all other Credit Obligations in respect of Term Loan A then outstanding.

                  4.1.2. Revolving Loan. On the Conversion Date or any accelerated maturity of the Revolving Loan, the Company will pay to the Agent for the account of the Lenders an amount equal to the Revolving Loan then due, together with all accrued and unpaid interest thereon and all other Credit Obligations in respect of the Revolving Loan then outstanding.

                  4.1.3. Term Loan B. On the Final Term Loan B Maturity Date or any accelerated maturity of Term Loan B, the Company will pay to the Agent for the account of the Lenders an amount equal to Term Loan B then due, together with all accrued and unpaid interest thereon and all other Credit Obligations in respect of Term Loan B then outstanding.

         4.2.   Contingent Required Prepayments.

                  4.2.1. Excess Credit Exposure. If at any time the Revolving Loan or Term Loan B exceeds the Maximum Amount of Credit either prior to the Conversion Date or thereafter, whether as a result of changes with respect to the Class B New Shares in Consolidated Unreimbursed Sales Commissions, in Distribution Fees Collectible or in the Consolidated Contingent Redemption Amount or otherwise, the Company will promptly pay the amount of such excess to the Agent for the account of the Lenders without premium (except as provided in Section 3.2.4), for credit to the Loan.

                  4.2.2. Class B Share Collection Amount. Within three days after furnishing statements required by Section 6.4.3, and in any event by the ninth Banking Day of each month, the Company will, as a mandatory prepayment on account of Term Loan A with respect to the Class B Old Shares and the Revolving Loan or Term Loan B with respect to the Class B New Shares, pay to the Agent for the account of each Lender, without premium (except as provided in Section 3.2.4), an amount equal to the Class B Share Collection Amount for the period covered by the statements so required to be furnished with respect to the Class B Old Shares and Class B New Shares, respectively (giving credit for any payments made in accordance with Section 4.2.1 on the Revolving Loan or Term Loan B as a result of decreases in Consolidated Unreimbursed Sales Commissions with respect to the Class B New Shares during such period) minus any voluntary prepayments with respect to such Loan made since the beginning of such period.

         4.3. Mandatory Prepayment of Term Loan B. In addition to any amounts paid in accordance with Section 4.2, the Company will, as a mandatory prepayment of the Term Loan B, pay to the Agent for the Lenders' accounts on each Payment Date, commencing on the last Banking Day of the first full calendar quarter after the Conversion Date, an amount equal to the lesser of (a) the amount, if any, by which (i) 5% of the Term Loan B outstanding on the Conversion Date exceeds (ii) any prepayments made since the prior Payment Date under Section 4.2 or (b) the amount of the Term Loan B.

         4.4. Voluntary Prepayments. In addition to the prepayments required by Sections 4.2 and 4.3, the Company may from time to time prepay all or any portion of the Loan (in integral multiples of $1,000,000), without premium (except as provided in Section 3.2.4 with respect to Pricing Options). Any prepayments of Term Loan A and Term Loan B shall be applied in the inverse order of maturity with respect to such Term Loan. The Company shall give the Agent at least five Banking Days' prior notice of its intention to prepay, specifying the date of payment, which Loan is to be prepaid, the total principal amount of such Loan to be paid on such date and the amount of interest to be paid with such prepayment.

         4.5. Reborrowing; Application of Payments. The amounts of the Revolving Loan prepaid pursuant to Section 4.4 may be reborrowed from time to time prior to the Conversion

Date in accordance with Section 2.1. No portion of the Term Loans prepaid hereunder may be reborrowed. Any prepayment of the Loan shall be applied first to the portion of the Loan not then subject to Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Loan then subject to Pricing Options, in the chronological order of the respective maturities thereof, together with any payments required by Section 3.2.4. All payments of principal hereunder shall be made to the Agent for the account of each Lender in accordance with the Lenders' respective Percentage Interests.

         4.6. Payment with Accrued Interest, etc. Upon all prepayments of the Term Loan, the Company shall pay to the Agent for each Lender's account the principal amount to be prepaid together with unpaid interest in respect thereof accrued to the date of prepayment. Notice of prepayment having been given in accordance with Section 4.4, and whether or not notice is given of prepayments pursuant to Sections 4.2 and 4.3, the amount specified to be prepaid shall become due and payable on the date specified for prepayment.

5.  Conditions to Extending Credit.

         5.1. Conditions on Effective Date. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Effective Date, of the following conditions (in addition to the further conditions in Section 5.2):

                  5.1.1. Notes. The Company shall have duly executed the Term Loan A Notes and the Revolving Notes and delivered them to the Agent for each Lender.

                  5.1.2. Payment of Fees. The Company shall have paid to the Agent (a) for the Lenders' accounts, the commitment fee required by
         Section 3.3 and (b) for the Agent's account, the fees as separately agreed between the Company and the Agent.

                  5.1.3. Legal Opinions. On the Effective Date, the Lenders shall have received from the following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance satisfactory to the Lenders:

                  (a Nancy L. Conlin, Vice President and Counsel of the Company and the Subsidiaries.

                  (b  Ropes & Gray, special counsel for the Agent.

                  5.1.4. Guarantees. The Liberty Mutual Guarantee and Subsidiary Guarantee shall be in full force and effect.


                  5.1.5. Investment Assets Under Management. On the Effective Date, the aggregate investment assets under management by the Company and the Subsidiaries shall equal or exceed $17,000,000,000, and the Company shall have furnished to the Agent on such date a certificate to such effect signed by an Executive Officer or a Financial Officer.

         5.2. Conditions to Each Extension of Credit. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

                  5.2.1. Officer's Certificate. The representations and warranties contained in Section 7 shall be true and correct on and as of the Closing Date with the same force and effect as though originally made on and as of such date; no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; as of such Closing Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on such Closing Date a certificate to these effects, in substantially the form of Exhibit 5.2.1, signed by an Executive Officer or a Financial Officer.

                  5.2.2. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of the Company and any of its Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

                  5.2.3. Legality, etc. The making of the requested extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Company has reimbursed the Lenders under Section 3.2.6), (b) be prohibited by any law or governmental order or regulation applicable to any Lender or the Company or (c) violate any voluntary credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance therewith is in the best interests of such Lender.

6. General Covenants. The Company covenants that, until all of the Credit Obligations shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, the Company and the Subsidiaries will comply with such of the following provisions as are applicable to the Person in question:

         6.1.  Taxes and Other Charges; Accounts Payable.

                  6.1.1. Taxes and Other Charges. Each of the Company and the Subsidiaries will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided, further, that each of the Company and the Subsidiaries will pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

                  6.1.2. Accounts Payable. Each of the Company and the Subsidiaries will promptly pay when due, or in conformity with customary trade terms, all other Indebtedness incident to the operations of such Person; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

         6.2.  Conduct of Business, etc.

                  6.2.1. Types of Business. The Company and the Subsidiaries will engage only in the business of providing investment advisory, distribution, portfolio execution, administration and transfer agency services, pricing and bookkeeping services and other services incidental or closely related to the investment advisory and investment company complex business.

                  6.2.2. Maintenance of Properties. Each of the Company and the Subsidiaries:

                  (a will keep its properties in such repair, working order and condition, and will from time to time make such repairs, replacements, additions and improvements thereto for the efficient operation of its businesses and will comply at all times in all material respects with all franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, unless compliance is at the time being contested in good faith by appropriate proceedings; and

                  (b except to the extent permitted under Section 6.11, will do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business (other than in the case of an Inactive Subsidiary).

                  6.2.3. Compliance with Material Agreements. Each of the Company and the Subsidiaries will comply in all material respects with the provisions of the Material Agreements (to the extent not inconsistent with this Agreement or any other Credit Document). Without the prior written consent of the Required Lenders, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have in any material respect an adverse effect on the interests of the Lenders.

                  6.2.4. Statutory Compliance. Each of the Company and the Subsidiaries will comply, and will use reasonable efforts to cause the Trusts and Funds to comply to the extent applicable (subject to the discretion of their trustees and directors and other than a reasonable business decision to merge or terminate any Trust or Fund), in all material respects with the Investment Company Act (including (a) receipt of financial statements accompanied by an auditor's report of Price Waterhouse (or other independent public accountants of nationally recognized standing), (b) maintenance of a fidelity bond to secure the Funds from larceny and embezzlement and (c) continued registration in full force and effect of each Trust as a registered investment company), the Investment Advisers Act (including Colonial Management's continued status as a registered investment adviser), the Exchange Act, the Securities Act (including the continued registration of the shares representing beneficial interests of, or common stock in, each Fund or Trust), the rules and regulations of the NASD, subchapter M of the Code (to the extent of each Fund's or Trust's continued qualification as a regulated investment company thereunder and subject to the Company's reasonable business judgment that such compliance is not in the interests of the Fund or Trust), the Commodities Act, any other law, statute, rule or regulation governing investment advisers, investment companies, broker-dealers, underwriters, custodians or transfer agents, including capital requirements, and all other valid and applicable statutes, ordinances, zoning and building codes and other rules and regulations of the United States of America, of the states and territories thereof and their counties, municipalities and other subdivisions and of any foreign country or other jurisdictions applicable to such Person, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings or where failure so to comply has not resulted, or does not pose a material risk of resulting, in the aggregate in any Material Adverse Change.

         6.3.  Insurance.

                  6.3.1. Business Interruption Insurance. Each of the Company and the Subsidiaries will maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for similar businesses similarly situated.

                  6.3.2. Errors and Omissions Insurance. Each of the Company and the Subsidiaries will maintain a joint errors and omissions policy insuring the Company and each Subsidiary for losses arising from any breach of duty, error or omission arising from the performance of transfer agency services in such amounts as are customarily carried by Persons of established reputation engaged in the same or a similar business and similarly situated.

                  6.3.3. Directors and Officers Insurance. Each of the Company and the Subsidiaries will maintain directors and officers liability insurance insuring the Company and each Subsidiary in such amounts as are customarily carried by Persons of established reputation employed in the same or a similar business and similarly situated.

                  6.3.4. Property Insurance. Each of the Company and the Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion or hazards to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities. Such insurance shall provide extended coverage in amounts sufficient to prevent such Person from becoming a co-insurer.

                  6.3.5. Liability Insurance. Each of the Company and the Subsidiaries will maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including product liability insurance, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities; provided, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

         6.4. Financial Statements and Reports. Each of the Company and the Subsidiaries will maintain a system of accounting in which correct entries will be made of all transactions in relation to their business and affairs in accordance with GAAP. The fiscal year of the Company and the Subsidiaries will end on December 31 in each year.

                  6.4.1. Annual Reports. The Company will furnish to the Lenders as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, the internally prepared Consolidated balance sheet of the Company and the Subsidiaries as at the end of such fiscal year and the Consolidated statements of income, of changes in shareholders' equity and of cash flows of the Company and the Subsidiaries for such fiscal year (all in reasonable detail), together with comparative figures for the preceding fiscal year or fiscal year end, all accompanied by:

                  (a A report by Ernst & Young LLP (or, if they cease to be auditors of Liberty Financial Companies, Inc., other independent certified public accountants of recognized national standing reasonably satisfactory to the Required Lenders) that in the course of their annual audit of Liberty Financial Companies, Inc. and its Subsidiaries nothing came to their attention that caused them to believe that the Company failed to comply with the terms, covenants, provisions and conditions of Section 6.5, as calculated on an annual basis that coincides with the Company's fiscal year end, insofar as they relate to accounting matters. The report is furnished by such accountants with the understanding that their audit was not directed primarily toward obtaining knowledge of such noncompliance. Further, it is understood that the report is intended solely for the information and use of (i) the management of the Company and (ii) the Lenders hereunder, and cannot be used for any other purpose without the prior written consent of such accountants.

                  (b A certificate of the Company signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and the Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                  (c A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

                  (d In the event of a change in GAAP after the date hereof, computations by the Company, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and the related definitions.

                  (e Computations by the Company demonstrating, as of the end of such fiscal year, compliance with the Computation Covenants.

                  (f Calculations, as at the end of the fiscal year covered by such financial statements, of (i) the Accumulated Benefit Obligations for each Plan covered by Title IV of ERISA (other than Multiemployer Plans) and (ii) the fair market value of the assets of such Plan allocable to such benefits.

                  (g Supplements to Exhibit 7.1 showing any changes in the information set forth in such Exhibits during the last quarter of such fiscal year, as well as any changes in the Charter, Bylaws or incumbency of officers of the Company and the Subsidiaries from those previously certified to the Agent.

                  6.4.2. Quarterly Reports. The Company will furnish to the Lenders as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Company, the internally prepared Consolidated balance sheet of the Company and the Subsidiaries as of the end of such fiscal quarter and the Consolidated statements of income, changes in shareholders' equity and cash flows of the Company and the Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ending (all in reasonable detail), together with comparative figures for the same date or period in the preceding fiscal year, all accompanied by:

                  (a A certificate of the Company signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and the Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                  (b In the event of a change in GAAP after the date hereof, computations by the Company, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

                  (c Computations by the Company demonstrating, as of the end of such quarter, compliance with the Computation Covenants.

                  (d Supplements to Exhibits 7.1 and 7.4 showing any changes in the information set forth in such Exhibits during such fiscal quarter, as well as any changes in the Charter, Bylaws or incumbency of officers of the Company and the Subsidiaries from those previously certified to the Agent.

                  (e A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

                  6.4.3. Borrowing Base Reports. The Company will furnish to the Lenders:

                  (a on the sixth Banking Day of each month, a certificate of an Executive Officer or Financial Officer supplying computations of Consolidated Unreimbursed Sales Commissions with respect to the Class B New Shares and the Class B Old Shares, respectively, for the preceding month and ending on such date; and

                  (b on the sixth Banking Day of each month, a certificate of an Executive Officer or Financial Officer supplying:

                           (i) computations of the Consolidated Contingent
                  Redemption Amount and Distribution Fees Collectible with respect to the Class B New Shares and the Class B Old Shares, respectively, at the last day of the preceding month; and

                           (ii) reconciliation of beginning and ending balances
                  of the Funds on an aggregate basis with respect to the Class B New Shares and the Class B Old Shares, respectively, showing sales and redemptions as set forth in Exhibit 6.4.3.

                  (c the above reports shall not be required for the Class B Old Shares when Term Loan A has been paid in full.

                  6.4.4. Other Reports. The Company will promptly furnish to the Lenders:

                  (a As soon as prepared and in any event before January 31 in each year, an annual budget and operating projections for such fiscal year of the Company and the Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in Section 7.2.1 were prepared.

                  (b  Any material updates of such budget and projections.

                  (c Any management letters furnished to the Company or any Subsidiary by the Company's auditors.

                  (d All budgets, projections, Consolidated statements of operations and other reports furnished by the Company or any Subsidiary generally to the shareholders of the Company in such capacity.

                  (e Such registration statements, proxy statements and reports, including Forms 10-K, 10-Q, 8-K, ADV and BD, as may be filed by the Company or any Subsidiary (but in no event including the Trusts and Funds) with the Securities and Exchange Commission.

                  (f Any 90-day letter or 30-day letter from the federal Internal Revenue Service asserting tax deficiencies against the Company and the Subsidiaries.

                  (g Upon the request of the Agent or the Required Lenders, the Trust financial statements and auditor opinions required by Section 6.2.4.

                  6.4.5. Notice of Litigation; Notice of Defaults. The Company will promptly furnish to the Lenders notice of any litigation or any administrative or arbitration proceeding to which the Company or any Subsidiary may hereafter become a party which poses a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Company and the Subsidiaries of at least $500,000 or which seeks to enjoin or questions the validity or enforceability of any Credit Document. Promptly upon acquiring knowledge thereof, the Company will notify the Lenders of the existence of any Default, specifying the nature thereof and what action the Company or any Subsidiary has taken, is taking or proposes to take with respect thereto.

                  6.4.6. ERISA Reports. The Company will furnish to the Lenders as soon as available the following items with respect to any Plan:

                  (a any request for a waiver of the funding standards or an extension of the amortization period,

                  (b any reportable event (as defined in section 4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation,

                  (c any notice received by any ERISA Group Person that the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is insolvent or in reorganization,

                  (d notice of the possibility of the termination of any Plan by its administrator pursuant to section 4041 of ERISA, and

                  (e notice of the intention of any ERISA Group Person to withdraw, in whole or in part, from any Multiemployer Plan.

                  6.4.7. Other Information. From time to time upon request of any authorized officer of any Lender, each of the Company and the Subsidiaries will furnish to the Lenders such other information regarding the business, assets, financial condition, income or prospects of the Company and the Subsidiaries as such officer may reasonably request, including copies of all tax returns, licenses, agreements, contracts, leases and instruments to which any of the Company or the Subsidiaries is party, including copies of the Investment Advisory Contracts, Distribution Plans or Distribution Agreements, principal underwriting agreements and custodian, registrar, transfer agent and shareholder services contracts of the Company, the Subsidiaries and the Funds. The Lenders' authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Company and the Subsidiaries, to make copies, notes and abstracts therefrom and to make an independent examination of their books and records, for the purpose of verifying the accuracy of the reports delivered by any of the Company and the Subsidiaries pursuant to this Section 6.4 or otherwise and ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document.

         6.5.   Certain Financial Tests.

                  6.5.1. Consolidated Net Worth. Consolidated Net Worth shall at all times equal or exceed $150,000,000.

                  6.5.2. Consolidated Net Income. For each period of four consecutive fiscal quarters of the Company, Consolidated Net Income shall exceed $0.

         6.6. Financing Debt. So long as immediately before or after giving effect thereto any Default shall exist, neither the Company nor any Subsidiary will create, incur, assume or otherwise become liable with respect to any Financing Debt.

         6.7.   [Intentionally omitted.]

         6.8. Liens. Neither the Company nor any Subsidiary shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien (including any arrangement or agreement which prohibits it from creating any Lien), except the following:

                  6.8.1. Restrictions on transfer and Liens contained in the Credit Documents.

                  6.8.2. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 6.1.

                  6.8.3. Deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested payments to the extent that payment thereof shall not at that time be required by Section 6.1.

                  6.8.4. Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by Section 6.6.5.

                  6.8.5. Liens of carriers, warehousemen, mechanics and similar Liens, in each case (a) in existence less than 90 days from the date of creation thereof or (b) being contested in good faith by the Company or any Subsidiary in appropriate proceedings (so long as the Company or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

                  6.8.6. Encumbrances in the nature of (a) zoning restrictions,
         (b) easements, (c) restrictions of record on the use of real property,
         (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignments of leases, which in each case do not materially detract from the value of the encumbered property or impair the use thereof in the business of the Company or any Subsidiary.

                  6.8.7. Restrictions under federal and state securities laws on the transfer of securities.

                  6.8.8. Restrictions under Foreign Trade Regulations on the transfer or licensing of certain assets of the Company and the Subsidiaries.

                  6.8.9. Set-off rights of depository institutions with which the Company or any Subsidiary maintains deposit accounts.

                  6.8.10. Liens constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property existing or created on the date on which such property is acquired, and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that each such security interest shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property; and provided, further, that the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 6.8.10 shall not exceed the amount permitted by Sections 6.6.9 and 6.6.12.

                  6.8.11. Any prohibition imposed by applicable law, including section 15(a) of the Investment Company Act and section 205 of the Investment Advisers Act, or any regulatory agency, on the creation of Liens and the assignment of contracts.

                  6.8.12. Restrictive covenants limiting the Company and the Subsidiaries from creating or allowing to exist Liens customarily included in agreements for Financing Debt permitted by Section 6.6.12, but in no event including any restrictions on the creation or existence of Liens on Distribution Fees or Redemption Fees with respect to Class B Shares sold on or prior to the Conversion Date.

         6.9. Investments and Acquisitions. Neither the Company nor any Subsidiary will have outstanding, acquire, commit itself to acquire or hold any Investment (including any Investment consisting of the acquisition of any business) except for the following:

                  6.9.1. Investments of the Company and the Subsidiaries in Wholly Owned Subsidiaries; provided, however, that so long as immediately before and after giving effect thereto no Default exists, Investments in Wholly Owned Subsidiaries may be made only to the extent reasonably necessary for the conduct of the business permitted by
         Section 6.2.1.

                  6.9.2.  Investments in Cash Equivalents.

                  6.9.3. Intercompany loans and advances by and among the Company and the Guarantors.

                  6.9.4. Other intercompany loans and advances from the Company or any Subsidiary to any other Subsidiary which is not a Guarantor or the Company, but only to the extent reasonably necessary for Consolidated tax planning and working capital management.

                  6.9.5. Prepaid royalties and fees paid in the ordinary course of business.

                  6.9.6. Investments in investment companies sponsored by the Company for which the Company or any Subsidiary is or will become the investment adviser.

                  6.9.7. Other Investments in an amount not exceeding $75,000,000 in the aggregate.

         6.10. Distributions. So long as immediately before or after giving effect thereto any Default shall exist, neither the Company nor any of the Subsidiaries shall make any Distribution.

         6.11. Merger, Consolidation and Dispositions of Assets. Neither the Company nor any of the Subsidiaries will become party to any merger or consolidation or will sell, lease, sell and lease back, sublease or otherwise dispose of any of its assets, except the following:

                  6.11.1. The Company and any Subsidiary may sell or otherwise dispose of (a) inventory in the ordinary course of business, (b) tangible assets to be replaced in the ordinary course of business by other tangible assets of equal or greater value and (c) tangible assets or stock or assets of Inactive Subsidiaries that are no longer used or useful in the business of the Company or such Subsidiary; provided, however, that the aggregate fair market value (or book value if greater) of such assets, rights or stock no longer being used or useful shall not exceed $5,000,000 in any fiscal year.

                  6.11.2. Any Subsidiary may merge or be liquidated into the Company or any other Subsidiary.

                  6.11.3. The Company may license software rights related to its fund and shareholder accounting systems to other Persons in the ordinary course of business and transfer source code to such software in accordance with customary license terms.

                  6.11.4. So long as immediately before and after giving effect thereto no Default exists, the Company may dispose, after the Conversion Date, of its rights to receive Distribution Fees and Redemption Fees in respect of Class B Shares or any similar shares of any Fund sold after the Conversion Date.

         6.12. Issuance of Stock by Subsidiaries; Subsidiary Distributions; Subsidiary Guarantors.

                  6.12.1. Issuance of Stock by Subsidiaries. No Subsidiary shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than the Company or any Wholly Owned Subsidiary of the Company.

                  6.12.2. No Restrictions on Subsidiary Distributions. Neither the Company nor any Subsidiary will enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make Distributions or extensions of credit to the Company (directly or indirectly through another Subsidiary).

                  6.12.3. Subsidiary Guarantors. The Company agrees to cause any Subsidiary that is not a broker/dealer for purposes of the Exchange Act or an Inactive Subsidiary to enter into the Subsidiary Guarantee pursuant to a joinder satisfactory to the Agent.

        6.13. ERISA, etc. Each of the Company and the Subsidiaries will comply, and will cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Company and the Subsidiaries will meet, and will cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $1,000,000. The Company and the Subsidiaries will not withdraw, and will cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $1,000,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $1,000,000.

         6.14. Maintenance of Fee Structure. With respect to the Class B Shares, neither the Company nor any Subsidiary shall cause dealer commissions to be amended to be more favorable to the Brokers or Redemption Fees to be amended to be more favorable to the shareholders of the CDSC Funds. The Company or any Subsidiary, as the case may be, shall continue to receive Distribution Fees at rates no less favorable than the minimum amounts set forth on Exhibit 6.14 and shall continue to act as sole distributor of each Fund and to be the only Person to whom the Funds are permitted to make any payments under the respective Distribution Plan or Distribution Agreement. Exhibit 6.14 may be amended from time to time by the Company upon 60 days prior notice to the Agent, and the Agent shall give prompt notice thereof to the other Lenders, only to add to such Exhibit a Fund with dealer reallowances no more favorable to the Brokers and Redemption Fees and Distribution Fees no more favorable to the shareholders of such Fund than those applicable to the Funds set forth on Exhibit 6.14 on the date hereof. The Company may offer increases in the commission rates for the sale of Class B Shares by Brokers in the ordinary course of business, but may not use the proceeds of the Revolving Loan to pay such increases in the commissions.

7. Representations and Warranties. In order to induce the Lenders to extend credit to the Company hereunder, the Company represents and warrants that:

         7.1.   Organization and Business.

                  7.1.1. Company. The Company is a duly organized and validly existing corporation, in good standing under the laws of Massachusetts, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party and make the borrowings hereunder and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the end of the most recent fiscal year or quarter for which such financial statements are required to be furnished, (i) the jurisdiction of incorporation of the Company, (ii) the address of the Company's principal executive office and chief place of business and (iii) the name under which the Company conducts its business and the jurisdictions in which the name is used.

                  7.1.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of Colonial Management and each Subsidiary that is party to the Subsidiary Guarantee have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the end of the most recent fiscal year or quarter for which such financial statements are required to be furnished, (i) the name and jurisdiction of organization of each Subsidiary, (ii) the address of the chief executive office and principal place of business of each Subsidiary,
         (iii) each name under which each Subsidiary conducts its business and the jurisdictions in which each such name is used and (iv) the number of authorized and issued shares and ownership of each Subsidiary.

                  7.1.3. Qualification. Except as set forth on Exhibit 7.1, as from time to time supplemented in accordance with Sections 6.4.1 and 6.4.2, each of the Company and each Subsidiary is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or pose a material risk of resulting, in any Material Adverse Change.

         7.2.   Financial Statements and Other Information; Material Agreements.

                  7.2.1. Financial Statements and Other Information. The Company has previously furnished to the Lenders copies of the following:

                  (a) The unaudited Consolidated balance sheet of the Company and the Subsidiaries as at December 31, 1997 and the audited Consolidated statements of income, changes in shareholders' equity and cash flows of the Company and the Subsidiaries for the fiscal year of the Company then ended.

                  (b) The annual statement of the Liberty Mutual Insurance Company as of the end of December 31, 1997, as filed with (and in the form required under applicable laws and regulations of) the insurance regulatory authorities of The Commonwealth of Massachusetts and the audited statutory balance sheet of the Liberty Mutual Insurance Company as of the end of such fiscal year and the related audited statutory statements of income, surplus and special reserves, and cash flows for such fiscal year.

                  (c) The annual budget and operating projections for the fiscal year ending December 31, 1998 of the Company and the Subsidiaries.

                  The financial statements referred to in clause (a) above (or delivered pursuant to Section 6.4.1 or 6.4.2) were prepared in accordance with GAAP and fairly present the financial position of each of the Company and the Subsidiaries, respectively, covered thereby at the respective dates thereof and the results of their operations for the periods covered thereby. Neither the Company nor any Subsidiary has any known contingent liability material to the Company and the Subsidiaries on a Consolidated basis which is not reflected in the most recent balance sheet referred to in clause (a) above (or delivered pursuant to Section 6.4.1 or 6.4.2) or the notes thereto.

                  The financial statements referred to in clause (b) above (or delivered pursuant to Section 2.12 of the Liberty Mutual Guarantee) are in the form required under applicable laws and regulations of the insurance regulatory authorities of The Commonwealth of Massachusetts, consistent with respect to accounting and actuarial policies and such annual statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the Liberty Mutual Insurance Company as of the end of such fiscal year and of its income and deductions therefrom for such fiscal year (within the meaning of applicable regulations and practices of the insurance regulatory authorities of The Commonwealth of Massachusetts).

                  In the Company's judgment, the annual budget and operating projections referred to in clause (c) above constitute a reasonable basis as of the date hereof for the assessment of the future performance of the Company and the Subsidiaries during the periods indicated therein, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations and factors outside of its control which may or may not in fact occur.

                  7.2.2. Material Agreements. The Company has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the following agreements (the "Material Agreements"):

                  (a) the Agreement dated April 14, 1995 between LFII and the Company assigning the right to receive Distribution Fees and Redemption Fees to the Company (as from time to time amended in accordance with Section 6.2.3, the "Payment Agreement");

                  (b)  the form of Distribution Plan or Distribution Agreement;

                  (c) the form of transfer agency agreement between CISC and the Funds; and

                  (d)  the Liberty Mutual Guarantee.

                  7.2.3. Investment Assets Under Management. The aggregate investment assets under management by the Company and the Subsidiaries were at least $17,000,000,000 on March 31, 1998.

         7.3. Changes in Condition. No Material Adverse Change has occurred, and since December 31, 1997, neither the Company nor any Subsidiary has entered into any material transaction outside the ordinary course of business except for the transactions contemplated by this Agreement and the Material Agreements or as specifically described to the Lenders in writing.

         7.4. Class B Shares Systems. The Company has in place all systems necessary to segregate and report (a) separately for the Class B New Shares and the Class B Old Shares, the

Class B Share Collection Amount with the Distribution Fees and the Redemption Fees and (b) separately for the Class B New Shares, the Maximum Amount of Credit with the Consolidated Unreimbursed Sales Commissions, Consolidated Contingent Redemption Amount and the Distribution Fees Collectible.

         7.5. Title to Assets. The Company and the Subsidiaries have good and marketable title to or valid leases of all material assets necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section 7.2.1(i) (or the balance sheet most recently furnished to the Lenders pursuant to Section 6.4.1 or 6.4.2), and to all material assets acquired subsequent to the date of such balance sheet, subject to no Liens except for those permitted by Section 6.8 and except for assets disposed of as permitted by Section 6.11.

         7.6.   Licenses, etc.

         (a) Colonial Management is a registered investment adviser under the Investment Advisers Act, with similar registrations with state authorities required to conduct its business as currently conducted and proposed to be conducted except to the extent immaterial to the Company's business, assets, financial condition or prospects; and LFII is a registered broker/dealer under the Exchange Act and a member in good standing of the NASD, with similar registrations with state authorities required to conduct its business as currently conducted and proposed to be conducted except to the extent immaterial to the Company's business, assets, financial condition or prospects.

         (b) The Company and the Subsidiaries have all material patents, patent applications, patent rights, service marks, service mark rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations, including authorizations under state securities laws, and other material rights as are necessary for the conduct of the business of the Company and the Subsidiaries. All of the foregoing are in full force and effect, and each of the Company and the Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or poses a material risk of resulting, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or affects the rights of any of the Company and the Subsidiaries thereunder so as to result in any Material Adverse Change. No litigation or other proceeding or dispute with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing has resulted, or poses a material risk of resulting, in any Material Adverse Change.

         7.7. Litigation. No litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Company, threatened which involves any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or poses a material risk of resulting, in any Material Adverse Change (except for the investigation by the federal Securities and Exchange Commission into Colonial Management's compliance with net capital rules under the Exchange Act) or which seeks to enjoin the consummation, or which questions the validity or enforceability, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company or any Subsidiary which has resulted, or poses a material risk of resulting, in any Material Adverse Change.

         7.8. Tax Returns. Each of the Company and the Subsidiaries has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it. Neither the Company nor any Subsidiary knows of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of taxes or other governmental charges are adequate.

         7.9. Authorization and Enforceability. Each of the Company and any Subsidiary party to the Subsidiary Guarantee has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document, including the borrowings, to which it is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of the Company or such Subsidiary party thereto and is enforceable against such Person in accordance with its terms.

         7.10. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

                  (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

                  (c) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

                  (d) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement, the Notes or any other Credit Document, the transactions contemplated hereby or thereby or the making of any borrowing hereunder.

         7.11. Defaults. Neither the Company nor any Subsidiary is in default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Company nor any Subsidiary is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound, or has violated any law, judgment, decree or governmental order, rule or regulation, in each case so as to result, or pose a material risk of resulting, in any Material Adverse Change.

         7.12.  Certain Business Representations.

                  7.12.1. Labor Relations. No dispute or controversy between the Company or any Subsidiary and any of their respective employees has resulted, or is reasonably likely to result, in any Material Adverse Change, and neither the Company nor any Subsidiary anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. The Company and each of the Subsidiaries is in compliance in all material respects with all federal and state laws with respect to (a) non-discrimination in employment with which the failure to comply, in the aggregate, has resulted in, or poses a material risk of resulting in, a Material Adverse Change and (b) the payment of wages.

                  7.12.2. Antitrust. Each of the Company and the Subsidiaries is in compliance in all material respects with all federal and state antitrust laws relating to its business and the geographic concentration of its business.

                  7.12.3. Consumer Protection. Neither the Company nor any of its Subsidiaries is in violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission (including truth-in-lending), with which the failure to comply, in the aggregate, has resulted in, or poses a material risk of resulting in, a Material Adverse Change.

                  7.12.4. Certain Other Agreements. Each of the Funds has entered into Investment Advisory Contracts and shareholder services agreements, and in the case of CDSC Funds, a Distribution Plan or Distribution Agreement with the Company or another Subsidiary of the Company, which agreements are in full force and effect. The Company has furnished to the trustees, directors or managing partners, as the case may be, of each Fund and Trust such information as may be reasonably necessary to evaluate the terms of each Investment Advisory Contract and Distribution Plan or Distribution Agreement in accordance with sections 15(c) and 12(b) of the Investment Company Act.

                  7.12.5. Certain Laws. Each of the Company and the Subsidiaries is in compliance with the Investment Company Act, the Investment Advisers Act, the Exchange Act, the Commodities Act and the rules and regulations of the NASD and similar state laws, except to the extent that noncompliance would not result, or pose a material risk of resulting, in any Material Adverse Change. Each Trust and Fund is in compliance with the Investment Company Act and the Securities Act and similar state laws, except to the extent that noncompliance would not result, or pose a material risk of resulting, in any Material Adverse Change.

                  7.12.6. Burdensome Obligations. Neither the Company nor any Subsidiary is party to or bound by any agreement, instrument, deed or lease or is subject to any Charter, By-law or other restriction or commitment or requirement for future expenditures which, in the opinion of the management of such Person, is so burdensome as in the foreseeable future to result in, or pose a material risk of resulting in, a Material Adverse Change.

         7.13. Pension Plans. Neither the Company nor any Subsidiary has any Plan as of the date hereof except for (a) the Company's defined benefit plan terminated on June 30, 1987 in accordance in all material respects with the Code and ERISA and which was fully funded at such termination and (b) Plans of which the Agent has been notified in writing and are in compliance with Section 6.13.

         7.14.  Foreign Trade Regulations; Government Regulation.

                  7.14.1. Foreign Trade Regulations. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making by the Company of any borrowings hereunder has constituted or resulted in or will constitute or result in the violation of any Foreign Trade Regulation.

                  7.14.2. Government Regulation. Neither the Company nor any Subsidiary, nor any Person controlling the Company or any Subsidiary or under common control with the Company or any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Company or any Subsidiary of Financing Debt as contemplated by this Agreement and the other Credit Documents.

         7.15. Disclosure. Neither this Agreement nor any other Credit Document to be furnished to the Lenders by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated hereby or by such other Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. No fact is actually known to the Company or any Subsidiary which has resulted, or in the future (so far as the Company or any Subsidiary can reasonably foresee) will result, or poses a material risk of resulting, in any Material Adverse Change, except to the extent that present or future general economic conditions may result in a Material Adverse Change.

8.  Defaults.

         8.1. Events of Default. The following events are referred to as "Events of Default":

                  8.1.1. The Company shall fail to make any payment in respect of: (a) interest or any fee on or in respect of any of the Credit Obligations as the same shall become due and payable, and such failure shall continue for a period of three Banking Days or (b) principal of any of the Credit Obligations as the same shall become due, whether at maturity or by acceleration or otherwise.

                  8.1.2. The Company or any Subsidiary shall fail to perform or observe any of the provisions (a) of Section 6.4.3 and such failure shall continue for a period of two Banking Days or (b) of Sections 6.5 through 6.14.

                  8.1.3. The Company or any Subsidiary or any of their respective Affiliates party to any Credit Document shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured to the written satisfaction of the Required Lenders within 30 days after notice thereof by the Agent to the Company.

                  8.1.4. Any representation or warranty of or with respect to the Company, any Subsidiary or any of their respective Affiliates party to any Credit Document made to the Lenders in, pursuant to or in connection with this Agreement or any other Credit Document shall be materially false on the date as of which it was made.

                  8.1.5. (a) The Company or any Subsidiary shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal and accrued interest exceeding $1,000,000;

                  (b) The Company or any Subsidiary shall fail to perform or observe the terms of any agreement relating to such Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement, and such failure shall permit the acceleration of such Financing Debt;

                  (c) Any such Financing Debt of the Company or any Subsidiary shall be accelerated or become due or payable prior to its stated maturity for any reason whatsoever (other than voluntary prepayments thereof);

                  (d) Any Lien on any property of the Company or any Subsidiary securing any such Financing Debt shall be enforced by foreclosure or similar action.

                  8.1.6.  Except as permitted by Section 6.11:

                  (a) The Company shall cease to own, directly or indirectly, all the capital stock of the Subsidiaries; or

                  (b) The Company or any Subsidiary shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

                  8.1.7. Any Credit Document or Material Agreement shall cease, for any reason (other than the scheduled termination thereof in accordance with its terms), to be in full force and effect; or the Company, any Subsidiary or any of their respective Affiliates party thereto shall so assert in a judicial or similar proceeding.

                  8.1.8. A final judgment (a) which, with other outstanding final judgments against the Company, the Subsidiaries and any of their Affiliates party to any Credit Document, exceeds an aggregate of $1,000,000 shall be rendered against the Company or any of the Subsidiaries or Affiliates party to any Credit Document, or (b) which grants injunctive relief that results in, or poses a material risk of resulting in, a Material Adverse Change, and if, within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

                  8.1.9. (a) In any four consecutive fiscal quarters of the Company, Investment Advisory Contracts that contributed more than 10% of Consolidated Revenues arising from all Investment Advisory Contracts for the four fiscal quarters of the Company completed immediately prior to the commencement of the four consecutive fiscal quarters in question shall have been terminated during the four fiscal quarters in question and shall not have been extended or replaced (by merger of a Fund or Trust into another Fund or Trust or otherwise) with other Investment Advisory Contracts with terms not materially less favorable to the Company and the Subsidiaries and applicable fee rates not less than the previous terms and applicable fee rates.

                  (b) Any Distribution Plan or Distribution Agreement shall have been terminated and shall not have been extended or replaced with another Distribution Plan or Distribution Agreement with terms not materially less favorable to the Company and the Subsidiaries and applicable fee rates not less than the terms and fee rates applicable to Distribution Fees of the previous Distribution Plan or Distribution Agreement so terminated.

                  8.1.10. ERISA Group Persons shall fail to pay when due amounts (other than amounts being contested in good faith through appropriate proceedings) aggregating in excess of $1,000,000 for all ERISA Group Persons for which they shall have become liable under Title IV of ERISA to pay to the PBGC or to a Plan; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist which would require the PBGC to obtain a decree adjudicating that any Plan must be terminated.

                  8.1.11. The Company, any Subsidiary or any of their respective Affiliates obligated with respect to any Credit Obligation shall:

                  (a) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (b) have filed against it a petition commencing an involuntary case under the Bankruptcy Code which shall not have been dismissed within 60 days after the date on which such petition is filed; or file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided;

                  (c) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

                  (d) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                  (e) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

                  (f) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

                  8.1.12. Liberty Mutual Insurance Company shall fail to perform or observe any covenant, agreement or provision to be performed or observed by it under the Liberty Mutual Guarantee.

         8.2. Certain Actions Following an Event of Default. If any one or more Events of Default shall occur, then in each and every such case:

                  8.2.1. No Obligation to Extend Credit. The Agent may (and upon written request of the Required Lenders shall) terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing notice thereof to the Company; provided, however, that if a Bankruptcy Default shall have occurred, such obligations shall automatically terminate.

                  8.2.2. Specific Performance; Exercise of Rights. The Agent may (and upon written request of the Required Lenders shall) proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document, or in aid of the exercise of any power granted in this Agreement or any other Credit Document or any such instrument or assignment.

                  8.2.3. Acceleration. The Agent on behalf of the Lenders may (and upon written request of the Required Lenders shall) by notice in writing to the Company declare all or any part of the unpaid balance of the Credit Obligations then outstanding to be immediately due and payable, and thereupon such unpaid balance or part thereof shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are expressly waived; provided, however, that if a Bankruptcy Default shall have occurred, the unpaid balance of the Credit Obligations shall automatically become immediately due and payable without presentment, protest or further demand or notice of any kind, all of which are expressly waived.

                  8.2.4. Enforcement of Payment; Credit Security; Setoff. The Agent may (and upon written request of the Required Lenders shall) proceed to enforce payment of the Credit Obligations in such manner as it may elect. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the Company and its Subsidiaries, including any Indebtedness represented by deposits in any account maintained with the

         Lenders, regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

                  8.2.5. Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

         8.3. Annulment of Defaults. Any Default or Event of Default shall be deemed to exist and to be continuing for any purpose of this Agreement until the Required Lenders or the Agent (with any consent of the Required Lenders) shall have waived such Default or Event of Default in writing, stated in writing that the same has been cured to such Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Default or Event of Default. No such action by the Lenders or the Agent shall extend to or affect any subsequent Default or Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

         8.4. Waivers. The Company waives to the extent not prohibited by the provisions of applicable law that cannot be waived:

                  (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions of this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

                  (b) any requirement of diligence or promptness on the part of any Lender in the enforcement of its rights under this Agreement, the Notes or any other Credit Document;

                  (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

                  (d) any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to the Credit Obligations.

9.  Expenses; Indemnity.

         9.1. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay:

                  (a) all reasonable expenses of the Agent (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the special counsel to the Agent) in connection with the preparation and duplication of this Agreement and each other Credit Document, examinations by, and reports of, the Agent's commercial financial examiners (limited to not more than one per year prior to the existence of a Default), the transactions contemplated hereby and thereby and operations hereunder and thereunder (other than for assignments pursuant to Section 11.1.1);

                  (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Credit Document or the incurrence of the Credit Obligations; and

                  (c) to the extent not prohibited by applicable law that cannot be waived, all other reasonable expenses incurred by the Lenders or the holder of any Credit Obligation in connection with the enforcement of any rights hereunder or under any other Credit Document, including costs of collection and reasonable attorneys' fees (including a reasonable allowance for the hourly cost of attorneys employed by the Lenders on a salaried basis) and expenses.

         9.2. General Indemnity. The Company will indemnify the Lenders and hold them harmless from any liability, loss or damage resulting from the violation by the Company of Section 2.4. The Company will also indemnify each Lender, each of the Lenders' directors, officers and employees, and each Person, if any, who controls any Lender (each Lender and each of such directors, officers, employees and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all claims, damages, liabilities and reasonable expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) such Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving the Company or any Subsidiary or their Affiliates arising from this Agreement or any other Credit Document, the transactions contemplated hereby and thereby or the operations hereunder or thereunder or (b) any litigation or investigation involving the Company, any Subsidiaries or their Affiliates, or any officer, director or employee thereof, other than litigation commenced by the Company against the Lenders which seeks enforcement of any of the rights of the Company hereunder or under any other Credit Document and is determined adversely to the Lenders in a final nonappealable judgment and except to the extent such claims, damages, liabilities and expenses result from the Agent's or a Lender's, as the case may be, gross negligence or willful misconduct.

10.      Operations.

         10.1. Interests in Credits. The percentage interest of each Lender in the Loan, including Term Loan A and the Revolving Loan or Term Loan B in the aggregate, shall be computed based on the maximum principal amount for each Lender as follows:

                                                Maximum Principal                 Percentage
      Lender                                         Amount                 Interest
      ------                                         ------                 --------



                                      -56-

BankBoston, N.A.                                        $11,277,752                             19.4444%

Bank of America National                                $17,077,752                             29.4444%
   Trust and Savings Association

The Bank of New York                                    $ 7,411,124                             12.7778%


Credit Lyonnais
   New York Branch                                      $ 7,411,124                             12.7778%

Fleet National Bank                                     $ 7,411,124                             12.7778%

Mellon Bank, N.A.                                       $ 7,411,124                             12.7778%
                                                        -----------                           ----------

Total                                                   $58,000,000                            100.0000%

The foregoing percentage interests, as otherwise adjusted as the Lenders may from time to time agree among themselves, or pursuant to Section 11, are referred to as the "Percentage Interests" with respect to all or any portion of the Loan. References in any Credit Document to the Lenders' respective Percentage Interests are to such interests as from time to time in effect.

         10.2. Agent's Authority to Act, etc. Each of the Lenders appoints and authorizes the Agent to act for the Lenders as the Lenders' Agent in connection with the transactions contemplated by this Agreement and the other Credit Documents on the terms set forth herein. In acting hereunder, the Agent is acting for its own account to the extent of its Percentage Interest and for the accounts of each other Lender to the extent of the Lenders' respective Percentage Interests, and all action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 8.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent.

         10.3. Company to Pay Agent, etc. The Company shall be fully protected in making all payments in respect of the Credit Obligations to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent shall charge the accounts of the Company, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, commitment fees, agent's fees and upon notice to the Company, any other fees and amounts owing under any Credit Document.

         10.4.  Lender Operations for Advances, etc.

                  10.4.1. Advances. On each Closing Date, each Lender, upon notice by the Agent, given promptly after its receipt of the borrowing request, shall advance to the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Closing Date prior to 1:00 p.m. (Boston time). If such funds are not received at such time, but all the conditions set forth in Section 5 have been satisfied, each Lender hereby authorizes and requests the Agent to advance for such Lender's account, pursuant to the terms hereof, such Lender's respective Percentage Interest in such portion of the Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 3:00 p.m. (Boston time) on the day such portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder.

                  10.4.2. Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, commitment fees and other fees under this Agreement shall, as a matter of convenience, be made by the Company to the Agent in immediately available funds. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations. The share of each Lender shall be credited to such Lender by the Agent in immediately available funds in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations, except as otherwise provided in this Agreement.

                  10.4.3. Delinquent Lenders; Nonperforming Lenders. In the event that any Lender fails to reimburse the Agent pursuant to Section
         10.4.1 for the Percentage Interest of such Lender (a "Delinquent Lender") in any credit advanced by the Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Delinquent Lender to the Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by the Company as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the Agent, the Company will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the Agent all payments made by the Company under Section 4 which would have thereafter otherwise been payable under the Credit Documents to the Delinquent Lender. During any other period in which any Lender is not performing its obligations to extend credit under Section 2 (a "Nonperforming Lender"), the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all payments made by the Company under Section 4 which would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender, and the Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by one minus the Percentage Interest of the Nonperforming Lender until the respective portions of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders immediately prior to the failure of the Nonperforming Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Company may have under law or equity against the Delinquent Lender as a result of the Delinquent Payment or against the Nonperforming Lender as a result of its failure to perform its obligations under Section 2.

         10.5. Sharing of Payments, etc. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of a proportion of the aggregate amount of principal, interest and fees due with respect to its Percentage Interest in the Loan which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest and fees due with respect to the Percentage Interest of such other Lender and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Loan held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal, interest and fees with respect to the Loan held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however, that this Section 10.5 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of the Company other than the Company's Indebtedness with respect to the Loan. The Company agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to this Section 10.5 may exercise all rights of payment (including the right of set-off), and shall be obligated to share payments under this Section 10.5, with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Company and a Lender hereunder in the amount of such participation.

         10.6. Amendments, Consents, Waivers, etc. Except as otherwise set forth herein and subject to Section 10.4.2(c), the Agent may (and upon the written request of the Required Lenders described in paragraph (a) or (b) below, the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:

                  (a) Except as provided below, without the written consent of Lenders owning at least a majority of the Percentage Interests, no modification of or amendment to, or consent with respect to or waiver of compliance with, any of the Credit Documents or waiver of a Default or Event of Default shall be made.

                  (b) Without the written consent of Lenders owning at least two thirds of the Percentage Interests, (i) no modification of, amendment to, consent with respect to or waiver of compliance with or of a Default under Sections 6.2.3 or 6.5 of this Section 10.6(b) (and related defined terms) shall be made, and (ii) no exercise by the Lenders of their rights under Section 8.2 shall be taken.

                  (c) Without the written consent of such Lenders as own 100% of the Percentage Interests (other than Delinquent Lenders during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below):

                           (i) No reduction in the interest rate on the Loan or
                  in commitment fees shall be made.

                           (ii) No extension or postponement of the stated time
                  of payment of all or any portion of the Loan or interest thereon or any commitment fees shall be made.

                           (iii) No waiver or forgiveness of payment of any
                  portion of the Loan shall be made.

                           (iv) No increase in the amount, or extension of the
                  term, of the Commitments beyond that provided for under
                  Section 2 shall be made.

                           (v) No alteration of the Lenders' rights of set-off
                  contained in Section 8.2.4 shall be made.

                           (vi) No amendment to or modification of Section 6.14
                   (and Exhibit 6.14 to the extent not amended in accordance with Section 6.14) or this Section 10.6(c) shall be made.

                           (vii) No assignment by the Company of its rights or
                  delegation of its duties under any Credit Document shall be made.

                           (viii) No assignment by Liberty Mutual Insurance
                  Company of its obligations under the Liberty Mutual Guarantee shall be made.

                           (ix) No release of Liberty Mutual Insurance Company
                  as guarantor under the Liberty Mutual Guarantee shall be made.

                           (x) No termination of the Liberty Mutual Guarantee
                  shall be made.

         10.7. Agent's Resignation. The Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each other of the Lenders and upon the appointment by the Required Lenders of a successor Agent satisfactory to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may with the consent of the Company, which shall not be unreasonably withheld, appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $500,000,000; provided, however, that any successor Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent satisfactory to the Company. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of such Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         10.8.  Concerning the Agent.

                  10.8.1. Action in Good Faith, etc. The Agent and its officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Agent by the required holders of Credit Obligations as provided in this Agreement.

                  10.8.2. No Implied Duties, etc. The Agent shall have and may exercise such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto. The Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this

         Agreement or any other Credit Document to be taken by the Agent. Before taking any action under this Agreement or any other Credit Document, the Agent may request an appropriate specific indemnity satisfactory to it from each Lender in addition to the general indemnity provided for in Section 10.11; provided, however, that no such indemnity shall extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct. Until the Agent has received such specific indemnity, the Agent shall not be obligated to take (although it may in its sole discretion take) any such action under this Agreement or any other Credit Document. Each Lender confirms that the Agent does not have a fiduciary relationship to it under the Credit Documents. The Company confirms that neither the Agent nor any other Lender has a fiduciary relationship to it under the Credit Documents.

                  10.8.3. Validity, etc. Subject to Section 10.8.1, the Agent shall not be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the perfection or effectiveness of any Lien purported to be included in such security or (e) for the specification or failure to specify any particular assets to be included in such security.

                  10.8.4. Compliance. The Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of the Company as to the fulfillment by the Company of any conditions to such extension of credit.

                  10.8.5. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders, the Company or any Subsidiary (except as to money or securities received by the Agent or the Agent's authorized agents) for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

                  10.8.6. Reliance on Documents and Counsel. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon the opinion of counsel selected by the Agent.

                  10.8.7. Agent's Reimbursement. Each of the Lenders severally agrees to reimburse the Agent, in the amount of such Lender's Percentage Interest, for any reasonable expenses not reimbursed by the Company (without limiting the obligation of the Company to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Company under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document.

                  10.8.8. Agent's Fees. The Company shall pay to the Agent for its own account the amounts prior to the Effective Date, as provided in the Prior Credit Agreement and thereafter as separately agreed between the Company and the Agent.

         10.9. Rights as a Lender. With respect to any credit extended by it hereunder, BankBoston shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, BankBoston shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest of BankBoston shall be included in any computations of Percentage Interests. BankBoston and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Company, any Subsidiary or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Company, any of the Subsidiaries or any Affiliate of any of them, all as if BankBoston were not the Agent and without any duty to account therefor to the other Lenders.

         10.10. Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Company and the Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder. Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Company and the Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or credit worthiness of the Company or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         10.11. Indemnification. The holders of the Credit Obligations hereby agree to indemnify the Agent (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), pro rata according to their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct.

11. Successors and Assigns; Lender Assignments and Participations. Any reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Company, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Company may not assign its rights or obligations under this Agreement, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in the Loan hereunder except as set forth below in this Section 11.

         11.1.  Assignments by Lenders.

                  11.1.1. Assignees and Assignment Procedures. Each Lender may
         (a) without the consent of the Agent or the Company if the proposed assignee is already a Lender or an Affiliate of a Lender hereunder or
         (b) otherwise with the consents of the Agent and the Company (which consents will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks or other financial institutions (other than mutual funds) (each, an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including its Percentage Interest in the Loan; provided, however, that:
                  (i) the aggregate amount of the Commitment of the assigning Lender subject to each such assignment to any Assignee other than another Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $10,000,000 and in increments of $1,000,000; and

             (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and Acceptance") substantially in the form of Exhibit 11.1.1 together with the Note or Notes subject to such assignment and a processing and recordation fee of $3,000 from the Lenders; provided, however, that no such processing and recording fee shall be payable upon an assignment effected pursuant to Section 3.4.

         Upon acceptance and recording pursuant to Section 11.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

                           (1) the Assignee shall be a party hereto and, to the
                  extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

                           (2) the assigning Lender shall, to the extent
                  provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2.4, 3.2.6, 3.4 and 9, as well as to any fees accrued for its account hereunder and not yet paid).

                  11.1.2. Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto;

                  (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and the Subsidiaries or the performance or observance by the Company or any Subsidiary of any of their obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

                  (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender, including any requirements under
         Section 13.

                  11.1.3. Register. The Agent shall maintain at the Boston Office a register (the "Register") for the recordation of (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 11.1.1, (b) the Percentage Interest of each such Lender as set forth in Section 10.1 and (c) the amount of the Loan owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  11.1.4. Acceptance of Assignment and Assumption. Upon its receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Assignee together with the Note or Notes subject to such assignment, and the processing and recordation fee referred to in Section 11.1.1, the Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and (c) give prompt notice thereof to the Company. Within five Banking Days after receipt of notice, the Company shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment and Loan, a new Note to the order of such assigning Lender in a principal amount equal to the applicable Commitment and Loan retained by it. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, and shall be dated the date of the surrendered Notes which they replace.

                  11.1.5. Federal Reserve Bank. Notwithstanding the foregoing provisions of this Section 11, any Lender may at any time pledge or assign all or any portion of such

         Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

                  11.1.6. Further Assurances. The Company and the Subsidiaries shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

         11.2. Credit Participants. Each Lender may, without the consent of the Company or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more Qualified Institutional Buyers (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loan owing to it and the Notes held by it); provided, however, that:

                  (a) such Lender's obligations under this Agreement shall remain unchanged;

                  (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.2.4, 3.2.6, 3.4 and 9, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

                  (d) the Company, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Company relating to the Loan and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers with respect to any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loan, or the stated dates for payments of principal of or interest on the Loan).

Such Lender shall promptly give notice of such participation to the Company and the Agent.

12. Confidentiality. Each Lender agrees that it will make no disclosure of confidential information furnished to it by the Company or any Subsidiary unless such information shall have become public other than by the actions of such Lender, except:

                  (a) in connection with operations under or the enforcement of this Agreement or any other Credit Document;

                  (b) to the applicable bank regulatory or other governmental agencies relating to such Lender or pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process of which the Lender will give, if practicable, prompt notice to the Company;

                  (c) to any parent or corporate Affiliate of such Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this Section 12 with respect to such information;

                  (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential;

                  (e) in connection with any litigation or arbitration proceedings to which such Lender is a party arising out of this Agreement or any other Credit Document; and

                  (f) with the prior written consent of the Company, to any other Person.

13. Foreign Persons. If any assignment is made under Section 11.1 to any Person that is not incorporated or organized under the laws of the United States of America or a state thereof, the Lender making such assignment shall cause such Person to agree that, on or prior to the date of such assignment, it will deliver to the Company and the Agent the following:

                  (a) Two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor form, as the case may be, certifying in each case that such Person is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes.

                  (b) A duly completed Internal Revenue Service Form W-8 or W-9 or successor form, as the case may be, to establish an exemption from United States backup withholding tax.

         Each such Person that delivers to the Company and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to this Section 13 further undertakes to deliver to the Company and the Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company and the Agent. Such Form 1001 or 4224 shall certify that such Person is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The foregoing documents need not be delivered in the event any change in treaty, law or regulation or official interpretation thereof has occurred which renders all such forms inapplicable or which would prevent such transferee from delivering any such form with respect to it, or such transferee advises the Company that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Until such time as the Company and the Agent have received such forms indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Company shall withhold taxes from such payments at the applicable statutory rate.

14. Notices. Except as otherwise specified in this Agreement, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

         If to the Company or any Subsidiary, to it at its address set forth in
Exhibit 7.1 (as supplemented pursuant to Sections 6.4.1 and 6.4.2), to the attention of the chief financial officer, with a copy to the attention of the chief legal officer.

         If to the Agent or any Lender, to it at its address set forth on the signature page of this Agreement, to the attention of the account officer specified on the signature page, with a copy to the Agent.

15. Course of Dealing; Amendments and Waivers. No course of dealing between any Lender, on the one hand, and the Company or any Subsidiary or Affiliate of the Company, on the other hand, shall operate as a waiver of any of the Lenders' rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. The Company acknowledges that if the Lenders, without being required to do so by this Agreement or any other Credit Document, give any notice or information to, or obtain any consent from, any of the Company and the Subsidiaries or any of their respective Affiliates, the Lenders shall not by implication have amended, waived or modified any provision of this Agreement or any other Credit Document, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission in exercising any right, or any partial exercise of any right, on the part of any Lender under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Agent or the holders of the required Credit Obligations.

16. Defeasance. When all Credit Obligations have been paid, performed and reasonably determined by the Lenders to have been indefeasibly discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Company hereunder or under any other Credit Document, this Agreement shall terminate; provided, however, that Sections 3.2.4, 3.2.6, 3.4, 9, 10.8.7, 10.11, 12, 17 and 18 shall survive the termination of this Agreement.

17. Venue; Service of Process. Each of the Company and the Lenders:

                  (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof.

                  (b) Waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court.

Each of the Company and the Lenders consents to service of process in any such proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 14 is reasonably calculated to give actual notice.

18. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE COMPANY AND THE LENDERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE LENDERS OR THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company acknowledges that it has been informed by the Lenders that the provisions of this Section 18 constitute a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document, and that it has reviewed the provisions of this Section 18 with its counsel. Any Lender or the Company may file an original counterpart or a copy of this Section 18 with any court as written evidence of the consent of the Company and the Lenders to the waiver of their rights to trial by jury.

19. General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                         THE COLONIAL GROUP, INC.


                                         By _________________________________
                                            Title:


                                         BANKBOSTON, N.A.


                                         By _________________________________
                                            Title:

                                         Financial Institutions Division
                                         100 Federal Street
                                         Boston, Massachusetts 02110
                                         Telecopy: (617) 434-1537
                                         Telex: 940581


                                         BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION


                                         By _________________________________
                                              Title:

                                         231 South LaSalle Street
                                         Chicago, Illinois 60697
                                         Telecopy:  (312) 987-0889
                                         Telex:

                                          THE BANK OF NEW YORK


                                          By _________________________________
                                               Title:

                                          One Wall Street
                                          Securities Industry Division
                                          New York, New York  10286
                                          Telecopy:  (212) 809-9575
                                          Telex:


                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By _________________________________
                                               Authorized Signature

                                          c/o Credit Lyonnais
                                          Representative Office
                                          53 State Street
                                          Boston, Massachusetts  02109
                                          Telecopy:  (617) 723-4803
                                          Telex:


                                          FLEET NATIONAL BANK


                                          By _________________________________
                                               Title:

                                          777 Main Street
                                          Hartford, Connecticut 06115
                                          Telecopy:
                                          Telex:

                                          MELLON BANK, N.A.


                                          By _________________________________
                                              Title:

                                          One Mellon Bank Center
                                          Pittsburgh, Pennsylvania  15258
                                          Telecopy:  (412) 234-8087
                                          Telex:

                                                                  Execution Copy

                            THE COLONIAL GROUP, INC.

                                CREDIT AGREEMENT

                                Amendment No. 1


      This Agreement, dated as of December 23, 1998, is among The Colonial Group, Inc., a Massachusetts corporation ("CGI"), COGRA, LLC, a newly organized Delaware limited liability company to be the successor by merger (the "Merger") to CGI ("COGRA, LLC"), the other Lenders (as defined below) and BankBoston, N.A. ("BankBoston"), as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of April 10, 1998 (the "Credit Agreement"), among the Company, the Lenders and the Agent. Terms defined in the Credit Agreement, as amended hereby (the "Amended Credit Agreement"), and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth or incorporated by reference in Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions in
Section 4 are satisfied, which conditions must be satisfied no later than December 31, 1998 or this Agreement shall be of no force or effect:

      2.1. Amendment to Section 1.21A. A new Section 1.21A is added to the Credit Agreement immediately after Section 1.21 of the Credit Agreement to read in its entirety as follows:

           "1.21A. "CGI" means The Colonial Group, Inc., a Massachusetts corporation, which is a Wholly Owned Subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect, majority owned Subsidiary of Liberty Mutual Insurance Company, and to which COGRA, LLC will be the successor by the Merger."

      2.2. Amendment to Section 1.22. Section 1.22 of the Credit Agreement is amended to read in its entirety as follows:

            "1.22. "Charter" means the articles of organization, certificate of incorporation, limited liability company agreement, joint venture agreement, partnership agreement, trust indenture or other charter document of any person other than an individual, each as from time to time in effect."

      2.3. Deletion of Section 1.23. Section 1.23 (definition of CISC) of the Credit Agreement is deleted and all references to "CISC" in the Amended Credit Agreement shall be deemed to be references to "LFSI" which means Liberty Funds Services, Inc., and its successors and assigns.

      2.4. Addition of Section 1.29A. A new Section 1.29A is added to the Credit Agreement immediately after Section 1.29 of the Credit Agreement to read in its entirety as follows:

            "1.29A. "COGRA, LLC" means a newly organized Delaware limited liability company to be the successor by the Merger to CGI, which new limited liability company shall be a Wholly Owned Subsidiary of Liberty Financial Services, Inc., which in turn shall remain a Wholly Owned Subsidiary of Liberty Financial Companies, Inc., which in turn shall remain an indirect, majority owned Subsidiary of Liberty Mutual Insurance Company."

      2.5. Amendment to Section 1.34. Section 1.34 of the Credit Agreement is amended to read in its entirety as follows:

            "1.34.  "Company" means (a) prior to the Merger, CGI and
      (b) from and after the Merger, COGRA, LLC, and their successors and assigns, including any successor by merger."

      2.6. Amendment to Section 1.39. Section 1.39 of the Credit Agreement is amended to read in its entirety as follows:

            "1.39. "Consolidated Net Worth" means, at any date, the total of:

            (a) partners' capital of the Company and the Subsidiaries (excluding the effect of any foreign currency translation adjustments and excluding any depreciation and amortization charges resulting from the write-up of any asset after December 31, 1997) determined in accordance with GAAP on a Consolidated basis, minus

            (b) the amount by which such partners' capital has been increased by the write-up of any asset of the Company and the Subsidiaries after December 31, 1997."

      2.7. Amendment to Section 1.88. Section 1.88 of the Credit Agreement is amended to read in its entirety as follows:

            "1.88. "Liberty Mutual Guarantee" means the Guarantee dated as of April 10, 1998, as amended, modified and in effect from time to time, among the Company, Liberty Mutual Insurance Company and the Agent."

      2.8. Addition of Section 1.94A. A new Section 1.94A is added to the Credit Agreement immediately after Section 1.94 of the Credit Agreement to read in its entirety as follows:

            "1.94A. "Merger" means the merger of CGI into COGRA, LLC, whereby COGRA, LLC shall be the surviving entity, occurring on or before December 31, 1998."

      2.9. Deletion of Section 2.1.1. Section 2.1.1 (Term Loan A) and all references thereto, including Term Loan A Note and Term Loan A Maturity Date is deleted from the Credit Agreement in its entirety, including the related defined terms, "Term Loan A", "Term Loan A Note" and "Term Loan A Maturity Date."

      2.10. Amendment to Section 6.4.1. The introductory paragraph of Section
6.4.1 of the Credit Agreement is amended to read in its entirety as follows:

            "6.4.1. Annual Reports. The Company will furnish to the Lenders as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, the internally prepared Consolidated balance sheet of the Company and the Subsidiaries as at the end of such fiscal year and the Consolidated statements of income, of changes in partners' capital and of cash flows of the Company and the Subsidiaries for such fiscal year (all in reasonable detail), together with comparative figures (in the case of partners' capital in fiscal year 1999, to shareholders' equity prior to the Merger) for the preceding fiscal year end, all accompanied by:"

      2.11. Amendment to Section 6.4.2. The introductory paragraph of Section
6.4.2 of the Credit Agreement is amended to read in its entirety as follows:

            "6.4.2. Quarterly Reports. The Company will furnish to the Lenders as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Company, the internally prepared Consolidated balance sheet of the Company and the Subsidiaries as of the end of such fiscal quarter and the Consolidated states of income, of changes in partners' capital in fiscal year 1999 and of cash flows of the Company and the Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ending (all in reasonable detail), together with comparative figures (in the case of partners' capital in fiscal year 1999, to shareholders' equity prior to the Merger) for the same date or period in the preceding fiscal year, all accompanied by:"

      2.12. Amendment to Section 6.9.1. Section 6.9.1 of the Credit Agreement is amended to read in its entirety as follows:

            "6.9.1. Investments of the Company and the Subsidiaries in Wholly Owned Subsidiaries; provided, however, that so long as immediately before and after giving effect thereto no Default exists, Investments in Wholly Owned Subsidiaries may be made only (a) to the extent reasonably necessary for the conduct of the business permitted by Section 6.2.1 and (b) to form COGRA, LLC for purposes of effecting the Merger with CGI."

      2.13. Addition of Section 6.11.5. A new Section 6.11.5 is added to the Credit Agreement immediately after Section 6.11.4 of the Credit Agreement to read in its entirety as follows:

            "6.11.5. In connection with the Merger, CGI may (a) contribute all of its assets and liabilities to COGRA, LLC in exchange for 100% of the ownership and economic interests in COGRA, LLC and (b) subsequently effect the Merger into COGRA, LLC."

      2.14. Amendment to Section 7.1.1. Section 7.1.1 of the Credit Agreement is amended to read in its entirety as follows:

            "7.1.1. Company. The Company is prior to the Merger, a duly organized and validly existing corporation, in good standing under the laws of Massachusetts (and from and after the Merger, a duly organized and validly existing limited liability company, in good standing under the laws of Delaware), with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is a party and make the borrowings hereunder and (b) own its property and carry on the business conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the end of the most recent fiscal year or quarter for which such financial statements are required to be furnished, (i) the jurisdiction of formation of the Company, (ii) the address of the Company's principal executive office and chief place of business and (iii) the name under which the Company conducts its business and the jurisdiction in which the name is used."

            2.15. Amendment to Section 10.1. Section 10.1 of the Credit Agreement is amended to read in its entirety as follows:

            "10.1. Interests in Credits. The percentage interest of each Lender in the Loan, including the Revolving Loan or Term Loan B in the aggregate, shall be computed based on the maximum principal amount for each Lender as follows:

                                          Maximum Principal          Percentage
      Lender                                  Amount                  Interest
      ------                              -----------------          ----------

      BankBoston, N.A.                       $11,666,640              19.4444%

      Bank of America National               $17,666,640              29.4444%
        Trust and Savings Association

      The Bank of New York                   $ 7,666,680              12.7778%

      Credit Lyonnais                        $ 7,666,680              12.7778%
        New York Branch

      Fleet National Bank                    $ 7,666,680              12.7778%

      Mellon Bank, N.A.                      $ 7,666,680              12.7778%
                                             -----------             ---------

      Total                                  $60,000,000             100.0000%

      The foregoing percentage interests, as otherwise adjusted as the Lenders may from time to time agree among themselves, or pursuant to Section 11, are referred to as the "Percentage Interests" with respect to all or any portion of the Loan. References in any Credit Document to the Lenders' respective Percentage Interests are to such interests as from time to time in effect."

            2.16. Amendment to Exhibit 2.2.3. Exhibit 2.2.3 (Revolving Note) of the Credit Agreement is amended to read in its entirety as set forth on
      Exhibit 2.2.3 hereto.

            2.17. Amendment to Exhibit 2.3.2. Exhibit 2.3.2 (Term Loan B Note) of the Credit Agreement is amended to read in its entirety as set forth on
      Exhibit 2.3.2 hereto.

            2.18. Amendment to Exhibit 5.1.4. Exhibit 5.1.4 (Subsidiary Guarantee) of the Credit Agreement is amended by Amendment No. 1 to the Subsidiary Guarantee in substantially the form of Exhibit 4.4 hereto.

            2.19. Amendment to Exhibit 7.1. Exhibit 7.1 of the Credit Agreement (Company and the Subsidiaries) is amended to read in its entirety as set forth on Exhibit 7.1 hereto.

      3. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, CGI and COGRA, LLC each represents and warrants to each of the Lenders that:

            3.1. Organization and Business. CGI is a duly organized and validly existing corporation in good standing under the laws of Massachusetts, and COGRA, LLC is a duly organized and validly existing limited liability company, in good standing under the laws of Delaware, each with all power and authority, corporate and otherwise, necessary to (a) enter into and perform this Agreement and perform the Amended Credit Agreement and each other Credit Document to which it is a party and make the borrowings under the Amended Credit Agreement and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charters and By-laws of CGI and COGRA have been previously delivered to the Agent and are correct and complete. Exhibit 7.1 attached hereto sets forth, as of the Amendment Date after giving effect to the Merger, (i) the jurisdiction of formation COGRA, LLC, (ii) the address of the principal executive office and chief place of business for COGRA, LLC and (iii) the name under which COGRA, LLC conducts its business and the jurisdiction in which the name is used.

            3.2. Title to Assets. Prior to the Merger, CGI and the Subsidiaries have (and from and after the Merger, COGRA, LLC and the Subsidiaries shall have) good and marketable title to or valid leases of all material assets necessary for or used in the operations of their business now conducted by them and reflected in the balance sheet most recently furnished to the Lenders pursuant to Section 6.4.2, and all material assets acquired subsequent to the date of such balance sheet, subject to no Liens except for those permitted by Section 6.8 and except for assets disposed of as permitted by Section 6.11.

            3.3. Enforceability. Each of CGI and COGRA, LLC has duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of CGI and COGRA, LLC and is enforceable in accordance with its terms.

            3.4. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, the New Notes or the amendment to the Subsidiary Guarantee, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement or the Amended Credit Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

      (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which either CGI or COGRA, LLC or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws, of CGI or COGRA, LLC or any Subsidiary;

      (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to CGI or COGRA, LLC or any Subsidiary;

      (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of CGI or COGRA, LLC or any Subsidiary; or

      (4) any redemption, retirement or other repurchase obligation of CGI or COGRA, LLC or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

      No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by CGI or COGRA, LLC or any Subsidiary in connection with the execution, delivery and performance of this Agreement, or the amendment to the Subsidiary Guarantee, the New Notes, or the amendments to the Subsidiary Guarantee or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

      3.5. No Default. Immediately prior to and after giving effect to the amendments set forth in Section 2, no Default will exist.

      3.6. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

      4.1. The Merger. The Merger shall have occurred contemporaneously with the effectiveness of this Agreement on the Amendment Date.

      4.2. New Notes. The Revolving Notes of CGI dated as of April 10, 1998 payable by the CGI to each of the Lenders as required by Section 2.2.3 of the Credit Agreement shall be replaced with new Revolving Notes of COGRA, LLC, to be dated as of the Closing Date (the "New Notes"), substantially in the form of
Exhibit 2.2.3 hereto, and each such New Note shall be in full force and effect.

      4.3. Amendment to the Liberty Mutual Guarantee. The Liberty Mutual Guarantee among CGI, Liberty Mutual Insurance Company and the Agent shall be amended to reflect the Merger by Amendment No. 1 to the Liberty Mutual Guarantee, substantially in the form of Exhibit 4.3 hereto, and shall be in full force and effect.

      4.4. Amendment to the Subsidiary Guarantee and the Guarantors Contribution Agreement. Each of (i) the Subsidiary Guarantee dated as of April 10, 1998 among Colonial

Management, Liberty Funds Services, Inc. (f/k/a Colonial Investors Service Center, Inc.), Colonial Advisory Services, Inc., Liberty Financial Advisers, Inc. (collectively, the "Subsidiary Guarantors") and the Agent for itself and the other Lenders and (ii) the Guarantors Contribution Agreement dated as of April 10, 1998 among CGI and the Subsidiary Guarantors, shall be amended to reflect the Merger by Amendment No. 1 to the Subsidiary Guarantee and Amendment No. 1 to the Guarantors Contribution Agreement, substantially in the form of
Exhibit 4.4 hereto, and the Subsidiary Guarantee shall be in full force and effect.

      4.5. Legal Opinions. The Lenders shall have received from Nancy L. Conlin, Senior Vice President and General Counsel of the Company and the Subsidiaries, her opinion with respect to the transaction contemplated by this Amendment, which opinion shall be in form and substance satisfactory to the Lenders.

      4.6. Officer's Certificate. The representations and warranties contained in Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date immediately prior to and after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of
Exhibit 4.6, signed by an Executive Officer or a Financial Officer.

      4.7. Execution by Lenders. Each of the Lenders shall have executed and delivered this Agreement to the Company.

      4.8. Fees. The Company shall have paid all fees due to the Agent or other Lenders and all reasonable fees and disbursements of Ropes & Gray, special counsel to the Lenders.

      4.9. Proper Proceedings. All proper corporate proceedings shall have been taken by each of CGI, COGRA, LLC, the Subsidiaries and Liberty Mutual Insurance Company to authorize this Agreement, the Credit Agreement, the Liberty Mutual Guarantee, the Subsidiary Guarantee and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

5. Further Assurances. Each of CGI and COGRA, LLC will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. General. The Amended Credit Agreement and all of the Credit Documents, including the Liberty Mutual Guarantee and the Subsidiary Guarantee, each as amended, are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                    THE COLONIAL GROUP, INC.


                                    By _________________________________
                                         Title:



                                    COGRA, LLC


                                    By _________________________________
                                         Title:


                                    BANKBOSTON, N.A.


                                    By _________________________________
                                         Title:

                                    Financial Institutions Division
                                    100 Federal Street
                                    Boston, Massachusetts 02110
                                    Telecopy: (617) 434-1537
                                    Telex:  940581


                                    BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                    By _________________________________
                                         Title:

                                    231 South LaSalle Street
                                    Chicago, Illinois 60697
                                    Telecopy:  (312) 987-0889
                                    Telex:  (312) 828-3734

                                    THE BANK OF NEW YORK


                                    By _________________________________
                                         Title:

                                    One Wall Street
                                    Mutual Funds Banking Division
                                    New York, New York  10286
                                    Telecopy:  (212) 635-6958
                                    Telex:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By _________________________________
                                         Authorized Signature

                                    1301 Avenue of the Americas
                                    New York, New York 10019
                                    Telecopy:  (212) 261-3401
                                    Telex:


                                    FLEET NATIONAL BANK


                                    By _________________________________
                                         Title:

                                    777 Main Street
                                    Hartford, Connecticut 06115
                                    Telecopy:
                                    Telex:

                                    MELLON BANK, N.A.


                                    By _________________________________
                                         Title:

                                    One Mellon Bank Center
                                    Pittsburgh, Pennsylvania  15258
                                    Telecopy:  (412) 234-8087
                                    Telex: